UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                           811-23245

NB Crossroads Private Markets Fund V (TE) LP

(Exact name of registrant as specified in charter)

325 North Saint Paul Street

49th Floor

Dallas, TX 75201

(Address of principal executive offices) (Zip code)

James Bowden, Chief Executive Officer and President

Neuberger Berman Investment Advisers LLC

53 State Street

Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:              (212) 476-8800

Date of fiscal year end:     March 31

Date of reporting period:      March 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

NB Crossroads Private Markets Fund V (TE) LP

Consolidated Financial Statements

For the year ended March 31, 2021

NB Crossroads Private Markets Fund V (TE) LP

For the year ended March 31, 2021

NB Crossroads Private Markets Fund V (TE) LP

Consolidated Statement of Assets, Liabilities and Partners’ Capital – Net Assets

As of March 31, 2021

Assets

Investment in the Master Fund, at fair value	$82,700,254
Cash and cash equivalents	2,150,186
Other receivables	5,000
Prepaid legal fees	3,067
Interest receivable	23

Total Assets	$84,858,530

Liabilities

Deferred tax payable	$722,486
Distribution and servicing fees payable	126,307
Tax payable	63,293
Due to Affiliate	41,152
Tax preparation fees payable	25,846
Professional fees payable	16,250
Administration service fees payable	9,500
Other payables	4,482

Total Liabilities	$1,009,316

Commitments and contingencies (Note 4)

Partners’ Capital - Net Assets	$83,849,214

Units of Partnership Interests outstanding (unlimited units authorized)	64,959.28
Net Asset Value Per Unit	$1,290.80

The accompanying notes and attached financial statements of NB Crossroads Private Markets Fund V Holdings LP
are an integral part of these consolidated financial statements.

NB Crossroads Private Markets Fund V (TE) LP

Consolidated Statement of Operations

For the year ended March 31, 2021

Net Investment Loss Allocated from the Master Fund:

Dividend income	$104,660
Interest income	288
Expenses	(1,140,230)

Total Net Investment Loss Allocated from the Master Fund	(1,035,282)

Fund Income:

Interest income	693

Total Fund Income	693

Fund Expenses:

Tax expense	666,032
Distribution and servicing fees	505,228
Tax preparation fees	74,671
Administration service fees	38,000
Professional fees	20,302
Other expenses	46,245

Total Fund Expenses	1,350,478

Net Investment Loss	(2,385,067)

Net Realized and Change in Unrealized Gain on Investment in the Master Fund (Note 2)
Net realized gain on investment in the Master Fund	2,244,250
Net change in unrealized appreciation on investment in the Master Fund	27,197,417
Incentive carried interest	(607,050)

Net Realized and Change in Unrealized Gain on Investment in the Master Fund	28,834,617

Net Increase in Partners’ Capital – Net Assets Resulting from Operations	$26,449,550

The accompanying notes and attached financial statements of NB Crossroads Private Markets Fund V Holdings LP
are an integral part of these consolidated financial statements.

NB Crossroads Private Markets Fund V (TE) LP

Consolidated Statement of Changes in Partners’ Capital – Net Assets

For the year ended March 31, 2020

Total Partners
Partners' committed capital	$101,045,500

Partners' capital at April 1, 2019	$14,203,126
Capital contributions	30,321,150
Offering costs	5,744
Net investment loss	(1,950,405)
Net realized gain on investment in the Master Fund	190,179
Net change in unrealized depreciation on investment in the Master Fund	(526,955)
Partners' capital at March 31, 2020	$42,242,839

For the year ended March 31, 2021

Total Partners
Partners' committed capital	$101,045,500

Partners' capital at April 1, 2020	$42,242,839
Capital contributions	15,156,825
Net investment loss	(2,385,067)
Net realized gain on investment in the Master Fund	2,244,250
Net change in unrealized appreciation on investment in the Master Fund	27,197,417
Net change in incentive carried interest	(607,050)
Partners' capital at March 31, 2021	$83,849,214

The accompanying notes and attached financial statements of NB Crossroads Private Markets Fund V Holdings LP
are an integral part of these consolidated financial statements.

NB Crossroads Private Markets Fund V (TE) LP

Consolidated Statement of Cash Flows

For the year ended March 31, 2021

CASH FLOWS FROM OPERATING ACTIVITIES

Net change in Partners’ Capital – Net Assets resulting from operations	$26,449,550
Adjustments to reconcile net change in Partners’ Capital – Net Assets resulting from operations to net cash used in operating activities:
Contributions to the Master Fund	(13,388,528)
Distributions from the Master Fund	52,605
Change in fair value of investment in the Master Fund	(27,799,335)
Changes in assets and liabilities related to operations
(Increase) decrease in prepaid legal fees	(38)
(Increase) decrease in interest receivable	1,055
Increase (decrease) in deferred tax payable	597,570
Increase (decrease) in tax payable	15,857
Increase (decrease) in due to Affiliate	36,197
Increase (decrease) in tax preparation fees payable	(13,389)
Increase (decrease) in professional fees payable	450
Increase (decrease) in other payables	(1,279)

Net cash provided by (used in) operating activities	(14,049,285)

CASH FLOWS FROM FINANCING ACTIVITIES

Contributions from Partners	15,156,825

Net cash provided by (used in) financing activities	15,156,825

Net change in cash and cash equivalents	1,107,540
Cash and cash equivalents at the beginning of the year	1,042,646

Cash and cash equivalents at the end of the year	$2,150,186

Noncash activities
Distribution of $52,605 received from the Master Fund for taxes paid and/or accrued by the Master Fund on behalf of the TE Fund.

The accompanying notes and attached financial statements of NB Crossroads Private Markets Fund V Holdings LP
are an integral part of these consolidated financial statements.

NB Crossroads Private Markets Fund V (TE) LP

Consolidated Financial Highlights

	For the year ended March 31, 2021	For the year ended March 31, 2020	Period from May 18, 2018 (Commencement of Operations) through March 31, 2019
Per Unit Operating Performance (1)

NET ASSET VALUE, BEGINNING OF YEAR	$857.62	$894.41	$1,000.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(48.87)	(57.60)	(154.97)
Net realized and unrealized gain on investments	482.05	20.81	49.38
Net increase (decrease) in net assets resulting from operations after incentive carried interest	433.18	(36.79)	(105.59)

DISTRIBUTIONS TO PARTNERS:
Net change in Partners’ Capital - Net Assets due to distributions to Partners	-	-	-
NET ASSET VALUE, END OF YEAR	$1,290.80	$857.62	$894.41
TOTAL NET ASSET VALUE RETURN (1), (2), (3)	50.51%	(4.11)%	(6.30)%	(4)

RATIOS AND SUPPLEMENTAL DATA:
Partners' Capital - Net Assets, year of period in thousands (000's)	$83,849	$42,243	$14,203
Ratios to Average Partners' Capital - Net Assets: (5)
Expenses	5.58%	7.01%	27.87%	(6)
Net investment loss	(5.39)%	(6.51)%	(25.70)%	(6)

INTERNAL RATES OF RETURN:
Internal Rate of Return (7)	23.58%	(8.87)%	(15.59)%

(1)	Selected data for a unit of TE Fund interest outstanding throughout each period.
(2)	Total investment return, based on per unit net asset value, reflects the changes in net asset value based on the effects of organizational costs, the performance of the TE Fund during the period and assumes distributions, if any, were reinvested. The TE Fund's units are not traded in any market; therefore, the market value total investment return is not calculated.
(3)	Total investment return is not annualized.
(4)	Total return and the ratios to average Partners' Capital - Net Assets is calculated for the TE Fund taken as a whole. Total return is calculated using a commitment-weighted rate of return methodology based on the timing of closings during the period May 18, 2018 (Commencement of Operations) through March 31, 2019. As a result, an individual Partner's return may vary from these returns and ratios based on the timing of their capital transactions.
(5)	Ratios include expenses and carried interest allocated from the Master Fund.
(6)	For the period May 18, 2018 (Commencement of Operations) through March 31, 2019, the expense and net investment loss ratios are based on a very limited operating period and, as such, may not be meaningful.
(7)	The Internal Rate of Return is computed based on the actual dates of the cash inflows and outflows since inception and the ending net assets at the end of the period as of each measurement date. For the period May 18, 2018 (Commencement of Operations) through March 31, 2019, the Internal Rate of Return is based on a limited operating period and, as such, may not be meaningful.

The accompanying notes and attached financial statements of NB Crossroads Private Markets Fund V Holdings LP
are an integral part of these consolidated financial statements.

NB Crossroads Private Markets Fund V (TE) LP

Notes to the Consolidated Financial Statements

March 31, 2021

1. Organization

NB Crossroads Private Markets Fund V (TE) LP (the “TE Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The TE Fund was organized as a Delaware limited partnership on March 30, 2017. The TE Fund commenced operations on May 18, 2018 (the “Initial Closing”). The term of the TE Fund will continue until December 31, 2028, the end of the year following the tenth anniversary of the Initial Closing, subject to two one-year extensions which may be approved by the Board of Directors of the TE Fund (the “Board” or the “Board of Directors”). Thereafter, the term of the TE Fund may be extended by consent of a majority-in-interest of its Partners as defined in the TE Fund’s limited partnership agreement (the “Partnership Agreement”).

The TE Fund’s investment objective is to provide attractive risk-adjusted returns. The TE Fund pursues its investment objective by investing substantially all of its assets in NB Crossroads Private Markets Fund V Holdings LP (the “Master Fund”), through its consolidated subsidiary, NB Crossroads Private Markets Fund V (Offshore), Client LP, a Cayman Islands exempted partnership (the “Offshore Client Fund”). Neither the Master Fund, the TE Fund, nor the Registered Investment Adviser (as defined below) guarantees any level of return or risk on investments and there can be no assurance that the Master Fund or the TE Fund will achieve its investment objective.

The financial statements of the Master Fund, including the Master Fund's Schedule of Investments, are attached to this report and should be read in conjunction with the TE Fund's consolidated financial statements. The percentage of the Master Fund's partners' contributed capital owned by the TE Fund at March 31, 2021 was approximately 29.89%.

The Board has overall responsibility to manage and supervise the operations of the TE Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct, and operations of the TE Fund. The Board exercises the same powers, authority and responsibilities on behalf of the TE Fund as are customarily exercised by directors of a typical investment company registered under the Investment Company Act. The Board has engaged Neuberger Berman Investment Advisers LLC (“NBIA” or “Registered Investment Adviser”) and NB Alternatives Advisers LLC (“NBAA” or “Sub-Adviser”) to provide investment advice regarding the selection of the investments and to manage the day-to-day operations of the Master Fund.

2. Significant Accounting Policies

The TE Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies. The following is a summary of significant accounting policies followed by the TE Fund in the preparation of its consolidated financial statements.

A. Basis of Accounting and Consolidation

The TE Fund’s policy is to prepare its consolidated financial statements on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of

NB Crossroads Private Markets Fund V (TE) LP

Notes to the Consolidated Financial Statements

March 31, 2021

America (“GAAP”). Consequently, income and the related assets are recognized when earned, and expenses and the related liabilities are recognized when incurred. The books and records of the TE Fund are maintained in U.S. dollars.

At March 31, 2021 the percentage of the Offshore Client Fund’s partners’ capital owned by the TE Fund was 100%. The financial position and results of operations of the Offshore Client Fund have been consolidated in these consolidated financial statements.  All intercompany transactions (consisting of capital contributions and distributions) have been eliminated.

B. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and the differences could be material.

C. Valuation of Investments

The value of the TE Fund's investment in the Master Fund reflects the TE Fund's proportionate interest in the total partners' contributed capital of the Master Fund at March 31, 2021. Valuation of the investments held by the Master Fund is discussed in Note 2 of the Master Fund's financial statements, attached to these consolidated financial statements.

D. Cash and Cash Equivalents

Cash and cash equivalents consist primarily of cash and short term investments which are readily convertible into cash and have an original maturity of three months or less. UMB Bank N.A. serves as the TE Fund’s custodian.

Cash and cash equivalents on the Consolidated Statement of Assets, Liabilities and Partners' Capital can include deposits in money market accounts, which are classified as Level 1 assets. As of March 31, 2021, the TE Fund held $2,150,186 in an overnight sweep that is deposited into a money market account.

E. Investment Gains and Losses

The TE Fund records its share of the Master Fund's investment income, expenses, and realized and change in unrealized gains and losses in proportion to the TE Fund's aggregate capital commitment to the Master Fund. The Master Fund's income and expense recognition policies are discussed in Note 2 of the Master Fund's financial statements, attached to these consolidated financial statements.

F. Income Taxes

The TE Fund is a limited partnership that is treated as a partnership for tax reporting. Tax basis income and losses are passed through to Partners and, accordingly, there is no provision for income taxes reflected in these consolidated financial statements. The TE Fund has a tax year end of December 31.

NB Crossroads Private Markets Fund V (TE) LP

Notes to the Consolidated Financial Statements

March 31, 2021

The Offshore Client Fund is a Cayman Islands exempted partnership and is treated as a corporation for tax reporting.  The Offshore Client Fund has a tax year end of December 31. The Offshore Client Fund is subject to federal, state and local income taxes. As of March 31, 2021 the Offshore Advisory Fund has recorded a total deferred tax payable of $722,486 and a current tax payable of $63,293.

Differences arise in the computation of Partners’ capital for financial reporting in accordance with GAAP and Partners’ capital for federal and state income tax reporting. These differences are primarily due to the fact that change in unrealized gains and losses are allocated for financial reporting purposes and are not allocated for federal and state income tax reporting purposes.

The cost of the TE Fund's investment in the Master Fund for federal income tax purposes is based on amounts reported to the TE Fund on Schedule K-1 from the Master Fund. As of March 31, 2021, the TE Fund had not received information to determine the tax cost of the Master Fund. Based on the amounts reported to the TE Fund on Schedule K-1 as of December 31, 2020, and after adjustment for purchases and sales between December 31, 2020 and March 31, 2021, the estimated cost of the TE Fund at March 31, 2021, for federal income tax purposes aggregated $59,088,895. The net and gross unrealized appreciation for federal income tax purposes on the TE Fund's investment in the Master Fund was estimated to be $23,611,359.

The TE Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the TE Fund is subject to examination by federal, state, local and foreign jurisdictions, where applicable. As of December 31, 2020, the tax years that remain subject to examination by the major tax jurisdictions under the statue of limitations is from the year 2018 forward (with limited exceptions). FASB ASC 740-10, Income Taxes requires the Registered Investment Adviser to determine whether a tax position of the Master Fund is more likely than not to be sustained upon examination by taxing authorities, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the consolidated financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. The Registered Investment Adviser has reviewed the TE Fund’s tax positions for the current tax year and has concluded that no provision for taxes is required in the TE Fund’s consolidated financial statements for the year ended March 31, 2021. The TE Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Consolidated Statement of Operations. During the year ended March 31, 2021, the TE Fund did not incur any interest or penalties.

G. Restrictions on Transfers

Interests of the TE Fund (“Interests”) are generally not transferable. No Partner may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any of its Interests without the prior written consent of the Board which may be granted or withheld in the Board’s sole discretion, and in compliance with applicable securities and tax laws.

NB Crossroads Private Markets Fund V (TE) LP

Notes to the Consolidated Financial Statements

March 31, 2021

H. Fund Expenses

The TE Fund bears its own expenses and, indirectly bears a pro rata portion of the Master Fund’s expenses incurred in the course of business on an accrual basis, including, but not limited to, the following: Distribution and Servicing Fees (as defined herein); legal fees; administration; auditing; tax preparation fees; custodial fees; costs of insurance; registration expenses; Independent Directors’ fees (as defined herein); and Advisory Fees (as defined herein).

3. Advisory Fee, Distribution and Servicing Fee, Administration Service Fee and Related Party Transactions

The Registered Investment Adviser provides investment advisory services to the Master Fund and incurs research, travel and other expenses related to the selection and monitoring of Portfolio Funds. Further, the Registered Investment Adviser provides certain management and administrative services to the Feeder Funds, including providing office space and other support services, maintaining files and records, and preparing and filing various regulatory materials. In consideration for such services, the Master Fund pays the Registered Investment Adviser an investment advisory fee (the "Advisory Fee") quarterly in arrears based on an annual rate of 0.85% following the Master Fund’s Commencement of Operations through the end of year eight and then 0.30% for the remaining life of the Master Fund, in each case based on the Partners’ total capital commitments. For the year ended March 31, 2021, the Master Fund incurred Advisory Fees totaling $2,873,487 of which $858,887 was allocated to the TE Fund.

Distributions from the Master Fund are made in the following priority: First, to Partners of the Master Fund until they have received a 125% return of all drawn capital commitments; and then, 7% to the Special Limited Partner (as defined in Note 1 of the Master Fund). The Special Limited Partner will not collect any of the incentive carried interest that it may have earned until after the fourth anniversary of the Final Closing. Incentive carried interest is accrued based on the net asset value (“NAV”) of the Feeder Funds at each quarter-end as an allocation of profits, to the extent there is an amount to be accrued. At March 31, 2021, the accrued and unpaid Incentive Carried Interest of the Master Fund was $2,162,642, of which $607,050 was allocated to the TE Fund.

In consideration for the services provided under the Placement Agreement, the TE Fund pays Neuberger Berman BD LLC (“NBBD” or the “Placement Agent”) a distribution and servicing fee (the "Distribution and Servicing Fee") quarterly in arrears at the annual rate of 0.50% during the period from the commencement of investment operations through the end of year eight, and at the annual rate of 0.15% thereafter, based on the Partners’ total capital commitments, determined and accrued as of the last day of each calendar quarter. For the year ended March 31, 2021, the TE Fund incurred Distribution and Servicing Fees totaling $505,228.

Pursuant to an Administrative and Accounting Services Agreement, the TE Fund retains UMB Fund Services, Inc. (the “Administrator”), a subsidiary of UMB Financial Corporation, to provide administration, custodial accounting, tax preparation, and investor services to the TE Fund. In consideration for these services, the TE Fund pays the Administrator a fixed fee of $9,500 per calendar quarter. In accordance with the service level agreement additional fees may be charged for out of scope services and quarterly filings made on behalf of the TE Fund. For the year ended March 31, 2021, the TE Fund incurred administration service fees totaling $38,000.

NB Crossroads Private Markets Fund V (TE) LP

Notes to the Consolidated Financial Statements

March 31, 2021

The Board consists of six directors, each of whom is not an “interested person” of the TE Fund as defined by Section 2(a)(19) of the Investment Company Act (the “Independent Directors”). Currently, the Independent Directors are each paid an annual retainer of $175,000 for serving on the boards of the funds in the fund complex. Compensation to the Board is paid and expensed by the Master Fund on a quarterly basis. The Independent Directors are also reimbursed for out of pocket expenses in connection with providing their services to the Master Fund. For the year ended March 31, 2021, the Master Fund incurred $185,500 in Independent Directors’ fees, of which $55,446 was allocated to the TE Fund.

As of March 31, 2021, one person had ownership of approximately 9.90% of the TE Fund’s total capital commitments and is treated as an “affiliated person”, as defined in the Investment Company Act, (the “Affiliated Person”). The affiliation between the Affiliated Person and the TE Fund is based solely on the capital commitments made and percentage ownership.

4. Capital Commitments from Partners

At March 31, 2021 and 2020 capital commitments from Partners totaled $101,045,500 and 101,045,500, respectively. Capital contributions received by the TE Fund with regard to satisfying Partner capital commitments totaled $60,627,300 and $45,470,475, respectively, which represents approximately 60% and 45% of committed capital at March 31, 2021 and 2020, respectively.

Capital contributions will be credited to Partners’ capital accounts and units will be issued when paid. Capital contributions will be determined based on a percentage of capital commitments. During the years ended March 31, 2021 and 2020, the TE Fund issued 15,703.19 and 33,376.25 units, respectively.

The net profits or net losses of the TE Fund are allocated to Partners in a manner that takes into account the amount of cash that would be distributed based upon a hypothetical liquidation, such that it would follow the distributions outlined below.

Distributions shall be made of available cash (net of reserves that the Board deems reasonable) or other net investment proceeds to Partners at such times and in such amounts as determined by the Board of Directors in its sole discretion and in accordance with Partners’ respective percentage interests, as defined in the TE Fund’s Partnership Agreement. As of March 31, 2021, the TE Fund has not made any distributions to Partners.

5. Indemnifications

In the normal course of business, the TE Fund enters into contracts that provide general indemnifications. The TE Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the TE Fund, and therefore cannot be established; however, based on the Registered Investment Adviser’s experience, the risk of loss from such claims is considered remote.

NB Crossroads Private Markets Fund V (TE) LP

Notes to the Consolidated Financial Statements

March 31, 2021

6. Concentrations of Market, Credit, Liquidity, Industry, Currency and Capital Call Risk

Due to the inherent uncertainty of valuations, estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The Master Fund’s investments are subject, directly or indirectly, to various risk factors including market, credit, industry, currency and capital call risk. Certain investments are made internationally, which may subject the investments to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions. Market risk represents the potential loss in value of financial instruments caused by movements in market variables, such as interest and foreign exchange rates and equity prices. The Master Fund may have a concentration of investments, as permitted by its registration statement, in a particular industry or sector. Investment performance of the sector may have a significant impact on the performance of the Master Fund. The Master Fund's investments are also subject to the risk associated with investing in private equity securities. The investments in private equity securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Master Fund will be able to realize the value of such investments in a timely manner if at all.

The Master Fund believes that its liquidity and capital resources are adequate to satisfy its operational needs as well as the continuation of its investment program.

If the Master Fund defaults on its commitment or fails to satisfy capital calls, it will be subject to significant penalties, including the complete forfeiture of the Master Fund’s investment in the Portfolio Fund. This may impair the ability of the Master Fund to pursue its investment program, force the Master Fund to borrow or otherwise impair the value of the Master Fund’s investments (including the complete devaluation of the Master Fund). In addition, defaults by Partners on their capital commitments to the TE Fund, may cause the Master Fund to, in turn, default on its commitment to a Portfolio Fund. In this case, the Master Fund, and especially the non-defaulting Partners, will bear the penalties of such default as outlined above. While the Registered Investment Adviser has taken steps to mitigate this risk, there is no guarantee that such measures will be sufficient or successful.

7. Other Matters

The outbreak of the novel coronavirus in many countries has, among other things, disrupted global travel and supply chains, and adversely impacted global commercial activity. The impact of the virus may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility, in ways that cannot necessarily be foreseen at the present time. The fluidity of the situation precludes any prediction as to its ultimate impact, which may have a continued effect on the economic and market conditions. Such conditions, which may be across industries, sectors, or geographies, have impacted and may continue to impact the Master Fund’s portfolio companies.

NB Crossroads Private Markets Fund V (TE) LP

Notes to the Consolidated Financial Statements

March 31, 2021

8. Subsequent Events

The TE Fund has evaluated all events subsequent to March 31, 2021, through the date these financial statements were issued and has determined that there were no subsequent events that require disclosure.

KPMG LLP
Two Financial Center
60 South Street
Boston, MA 02111

Report of Independent Registered Public Accounting Firm

To the Partners and Board of Directors

NB Crossroads Private Markets Fund V (TE) LP:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets, liabilities and partners’ capital – net assets of NB Crossroads Private Markets Fund V (TE) LP and subsidiary (the Company), as of March 31, 2021, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in partners’ capital – net assets for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the two- year period then ended and the period from May 18, 2018 (commencement of operations) through March 31, 2019. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Company as of March 31, 2021, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two -year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from May 18, 2018 through March 31, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included verification of investments owned as of March 31, 2021, by examination of the underlying records of NB Crossroads Private Markets Fund V Holdings LP. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more NB Private Markets/NB Crossroads Private Markets investment companies since 2016.

Boston, Massachusetts

May 28, 2021

KPMG	LLP, a Delaware limited liability partnership and a member firm of
the	KPMG global organization of independent member firms affiliated with
KPMG	International Limited, a private English company limited by guarantee.

NB Crossroads Private Markets Fund V (TE) LP

Investment Program (Unaudited)

March 31, 2021

INVESTMENT PROGRAM (UNAUDITED)

Investment Objective and Process

In pursuing its investment objective, NB Crossroads Private Markets Fund V (TE) LP (the "Fund") will invest all or substantially all of its assets in NB Crossroads Private Markets Fund V Holdings LP (the "Master Fund"). The Master Fund has the same investment objective, investment policies and restrictions as those of the Fund. This form of investment structure is commonly known as a "master/feeder" structure. For convenience of reference, references herein to "the Fund" include the Fund and the Master Fund, unless the context requires otherwise.

The investment objective of the Fund is to provide attractive risk-adjusted returns to investors ("Investors"). Through its investment in the Master Fund, the Fund seeks to achieve its investment objective principally by making primary investments (each, a "Primary Investment") in a portfolio of newly formed, third party private equity funds ("Portfolio Funds") managed by various experienced unaffiliated asset managers ("Portfolio Fund Managers") that generally have an established track record. The Fund may also invest, on an opportunistic basis, in "secondary investments" in Portfolio Funds acquired in privately negotiated transactions from investors in these Portfolio Funds typically after the end of the Portfolio Fund's fundraising period (each, a "Secondary Investment") in more mature Portfolio Funds and make opportunistic direct investments in equity or debt securities of portfolio companies alongside Portfolio Funds and other private equity firms (each, a "Co-Investment"). Neuberger Berman Investment Advisers LLC (the "Investment Adviser") believes the coupling of Secondary Investments and Co-Investment activities with Primary Investments should enhance and accelerate investment returns and will offer Investors an opportunity to gain exposure to a broad range of private equity investment opportunities in the United States, Europe and emerging markets.

Each of the Fund and the Master Fund is a non-diversified fund under the Investment Company Act of 1940, as amended (the "1940 Act"). However, the Master Fund generally will not commit more than 25% of the value of total capital commitments ("Commitment") by Investors (measured at the time of the Commitment) in a single Portfolio Fund.

The Investment Adviser serves as investment adviser of the Master Fund. The Investment Adviser has engaged NB Alternatives Advisers LLC (the "Sub-Adviser" and, together with the Investment Adviser, the "Adviser") to make investment decisions on behalf of the Master Fund. The Investment Adviser and the Sub-Adviser are indirect wholly-owned subsidiaries of Neuberger Berman Group LLC ("Neuberger Berman" or the "Firm"). None of the Master Fund, the Fund or the Adviser guarantees any level of return or risk on investments and there can be no assurance that the Fund's investment objective will be achieved.

Principal Risk Factors

AN INVESTMENT IN THE FUND INVOLVES A HIGH DEGREE OF RISK AND THEREFORE SHOULD ONLY BE UNDERTAKEN BY QUALIFIED INVESTORS WHOSE FINANCIAL RESOURCES ARE SUFFICIENT TO ENABLE THEM TO ASSUME THESE RISKS AND TO BEAR THE LOSS OF ALL OR PART OF THEIR

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INVESTMENT. THE FOLLOWING RISK FACTORS SHOULD BE CONSIDERED CAREFULLY, BUT ARE NOT MEANT TO BE AN EXHAUSTIVE LISTING OF ALL OF THE POTENTIAL RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND. INVESTORS SHOULD CONSULT WITH THEIR OWN FINANCIAL, LEGAL, INVESTMENT AND TAX ADVISORS PRIOR TO INVESTING IN THE FUND.

The Fund's investment program is speculative and entails substantial risks. Because the Fund will invest all or substantially all of its assets in the Master Fund, in pursuit of its investment objective, the risks associated with an investment in the Fund are in effect the risks of investing in the Master Fund. The Master Fund and the Fund have the same investment objectives, policies and strategies. Accordingly, except for specific references to the contrary, all references to the Fund, its investments or its investment portfolio in this summary of risk factors refer to the combined risks relating to the investments by the Fund and the Master Fund, and all references to the Adviser refer to the Adviser as, collectively, the Investment Adviser and Sub-Adviser of the Master Fund, unless the context suggests otherwise. Investors should be aware of certain risk factors, which include the following:

General Risks

There is no assurance that the investment held by the Fund will be profitable, that there will be proceeds from such investments available for distribution to Investors, or that the Fund will achieve its investment objective. An investment in the Fund is speculative and involves a high degree of risk. Fund performance may be volatile and an Investor could incur a total or substantial loss of its investment. In general, neither the Fund nor the Investors will have the ability to direct or influence the management of Co-Investments, the Portfolio Funds or the investment of their assets. There can be no assurance that projected or targeted returns for the Fund will be achieved.

Illiquidity; Lack of Current Distributions

An investment in the Fund is suitable only for certain qualified investors who have no need for liquidity in the investment. The investments made by the Fund via its investment in the Master Fund and indirectly in the Portfolio Funds and Co-Investments will be illiquid and typically cannot be transferred or redeemed for a substantial period of time. The Fund does not have any obligation to repurchase limited partnership interests in the Fund ("Interests") from Investors. In addition there may be little or no near-term cash flow available to the Investors from the Fund. The return of capital and the realization of gains on the Fund's investments, if any, will generally occur only upon the partial or complete disposition of a Co-Investment or an underlying investment by a Portfolio Fund, which is not generally within the control of the Adviser.

Due to the pattern of cash flows in private equity funds and the illiquid nature of their investments, Investors typically will see negative returns in the Fund's early stages; in particular it can take several years for Portfolio Fund investments to be realized during which time management fees will be continued to be drawn from committed capital and certain underperforming investments may be written down or written off. Then as investments are able

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to realize liquidity events, such as a sale or initial public offering, positive returns will be realized if the Portfolio Fund is successful in achieving its investment strategy.

Restrictions on Transfer and Withdrawals

The Interests, and the interests in the Portfolio Funds and Co-Investments indirectly held by the Fund, have not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act") or applicable state securities laws and may not be resold unless an exemption from such registration is available. The Fund is not under, and the Portfolio Funds and Co-Investments are not expected to be under, any obligation to cause such an exemption (whether pursuant to Rule 144 under the Securities Act or otherwise) to be available. Accordingly, there is no secondary market for the Interests or a Fund's indirect interests in the Portfolio Funds, and such market is not expected to develop. The Fund may provide liquidity through periodic tender offers to repurchase a limited amount of the Fund's Interests but it is under no obligation to do so. Furthermore, transfers of Interests may be made only with the prior written consent of the Board of Directors of the Fund (the "Board"), which may be withheld in the Board's sole discretion. The Fund generally will not have the right to withdraw from any Portfolio Fund.

Risks of Private Equity Investments Generally

The investments made by the Portfolio Funds will entail a high degree of risk and in most cases be highly illiquid and difficult to value. Unless and until those investments are sold or mature into marketable securities they will remain illiquid. In addition to the extent a Portfolio Fund focuses on venture capital investments the companies in which the Portfolio Fund will invest may be in a conceptual or early stage of development, may not have a proven operating history, may offer services or products that are not yet developed or ready to be marketed or that have no established market, may be operating at a loss or have significant fluctuations in operating results, may be engaged in a rapidly changing business, may require substantial additional capital to support their operations to finance expansion or to maintain their competitive position, or otherwise may have a weak financial condition. As a general matter, companies in which the Portfolio Fund invests may face intense competition, including competition from companies with far greater financial resources; more extensive research, development, technological, marketing and other capabilities; and a larger number of qualified managerial and technical personnel.

Neither the Master Fund nor the Fund will obtain or seek to obtain any control over the management of any portfolio company in which any Portfolio Fund may invest. The success of each investment made by a Portfolio Fund will largely depend on the ability and success of the management of the portfolio companies in addition to economic and market factors.

Capital Contributions

An Investor's full Commitment will not be immediately invested. The Fund will invest in the Master Fund and the Master Fund will invest in Portfolio Funds and Co-Investment opportunities as Commitments are drawn (generally within 6 months of any drawdown). It may take a significant amount of time to fully draw down the Commitments. The Fund's performance will

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only include the Commitments that have been drawn-down, thus an Investor's individual performance may be lower than the performance of the Fund.

Portfolio Funds Business and Market Risks

The Fund's investment portfolio will consist, in part, of Portfolio Funds which will hold securities issued primarily by privately held companies, and operating results for the portfolio companies in a specified period will be difficult to predict. Such investments involve a high degree of business and financial risk that can result in substantial losses.

Buyout Funds. Buyout transactions may result in new enterprises that are subject to extreme volatility, require time for maturity and may require additional capital. In addition, they frequently rely on borrowing significant amounts of capital, which can increase profit potential but at the same time increase the risk of loss. Leveraged companies may be subject to restrictive financial and operating covenants. The leverage may impair the ability of these companies to finance their future operations and capital needs. Also, their flexibility to respond to changing business and economic conditions and to business opportunities may be limited. A leveraged company's income and net assets will tend to increase or decrease at a greater rate than if borrowed money was not used. Although these investments may offer the opportunity for significant gains, such buyout investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in public companies that may not be as leveraged.

Venture Funds. Venture capital funds primarily invest in private companies that have limited operating history, are attempting to develop or commercialize unproven technologies or to implement novel business plans or are not otherwise developed sufficiently to be self-sustaining financially or to become public. Although these investments may offer the opportunity for significant gains, such investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in public companies that may be at a later stage of development.

Special Situations. The special situations asset class will likely invest a significant portion of its assets in Portfolio Funds that invest in portfolio companies that may be in transition, out of favor, financially leveraged or troubled, or potentially troubled and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization, or liquidation. These companies may be experiencing, or are expected to experience, financial difficulties that may never be overcome. The securities of such companies are likely to be particularly risky investments although they also may offer the potential for correspondingly high returns. Such companies' securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies. Such investments could, in certain circumstances, subject a Portfolio Fund to certain additional potential liabilities. For example, under certain circumstances, a lender who has inappropriately exercised control of the management and policies of a debtor may have its claims subordinated, or disallowed, or may be found liable for damages suffered by parties as a result of such actions. In addition, under certain circumstances,

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payments by such companies to us could be required to be returned if any such payment is later determined to have been a fraudulent conveyance or a preferential payment. Numerous other risks also arise in the workout and bankruptcy contexts. In addition, there is no minimum credit standard that is a prerequisite to a Portfolio Fund's investment in any instrument and a significant portion of the obligations and preferred stock in which a Portfolio Fund may invest may be less than investment grade.

Risks Associated with Private Company Investments

Private companies are generally not subject to Securities and Exchange Commission reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Adviser may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Master Fund invests. There is risk that the Master Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Master Fund's, and in turn, the Fund's investment performance. Private companies in which the Master Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors' actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Master Fund may not be able to resell some of its holdings for extended periods, which may be several years. There can be no assurance that the Master Fund will be able to realize the value of private company investments in a timely manner.

Dependence on the Adviser and Key Personnel

To the extent that the Fund invests its assets in the Master Fund, the Fund's performance depends upon the performance of the Master Fund, which, in turn, will depend on the performance of the Co-Investments and the Portfolio Fund Managers with which the Master Fund invests, and the Adviser's ability to select, allocate and reallocate effectively the Master Fund's assets among Portfolio Funds and Co-Investments. The success of the Fund is thus substantially dependent on the Adviser and its continued employment of certain key personnel. Similarly, the success of each Portfolio Fund in which the Fund invests is also likely to be substantially dependent on certain key personnel of that Portfolio Fund. Should one or more of the key personnel of the Adviser or of the management of the Portfolio Funds become incapacitated or in some other way cease to participate in management activities, the Fund performance could be adversely affected. There can be no assurance that these key personnel will continue to be associated with or

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available to the Adviser or the general partner of the Portfolio Funds throughout the life of the Fund.

Investment in Junior Securities

Although the Portfolio Funds may invest in securities that are relatively senior within a portfolio company's capital structure, it is expected that the Portfolio Funds will invest primarily in securities that are among the more junior securities in a portfolio company's capital structure and, thus, subject to the greatest risk of loss. Generally, there will be no collateral to protect an investment once made.

Leveraged Investments

The Portfolio Funds may employ leverage in connection with certain investments or participate in investments with highly leveraged capital structures. Although the use of leverage may enhance returns and increase the number of investments that can be made, leverage also involves a high degree of financial risk and may increase the exposure of such investments to factors such as rising interest rates, downturns in the economy, or deterioration in the condition of the assets underlying such investments. In addition, the borrowings of a Portfolio Fund may in certain cases be secured by the Commitments and the other assets of a Portfolio Fund, which may increase the risk of loss of such assets.

Limited Number of Portfolio Fund Investments

The number of investments made by the Portfolio Funds is and will be limited and, as a consequence, the Master Fund's and the Fund's returns as a whole may be substantially affected by the unfavorable performance of a single investment made by a Portfolio Fund. In addition, a Portfolio Fund may invest exclusively or primarily in a particular asset type or category, which may reduce the overall diversity of the Fund's assets and increase risk.

Risks Associated with Secondary Investments

Competition for Secondary Investment Opportunities. Many institutional investors, including other fund-of-funds entities, as well as existing investors of private equity funds may seek to purchase secondary interests of the same private equity fund which the Master Fund may also seek to purchase. In addition, many top-tier private equity managers have become more selective by adopting policies or practices that exclude certain types of investors, such as fund-of-funds. These managers may also be partial to secondary interests being purchased by existing investors of their funds with whom they have existing relationships. In addition, some secondary opportunities may be conducted pursuant to a specified methodology (such as a right of first refusal granted to existing investors or a so-called "Dutch auction," where the price of the investment is lowered until a bidder bids and that first bidder purchases the investment, thereby limiting a bidder's ability to compete for price) which can restrict the availability of such opportunity for the Master Fund. No assurance can be given that the Master Fund will be able to identify investment opportunities that satisfy the Master Fund's investment objective and desired diversification goals or, if the Master Fund is successful in identifying such investment

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opportunities, that the Master Fund will be permitted to invest, or invest in the amounts desired, in such opportunities.

Nature of Secondary Investments. The Master Fund may acquire secondary interests in existing private equity funds primarily from existing investors in such funds (and not from the issuers of such investments). Because the Master Fund will not be acquiring such interests directly from the issuers, it is generally not expected that the Master Fund will have the opportunity to negotiate the terms of the interests being acquired or other special rights or privileges. There can be no assurance as to the number of investment opportunities that will be presented to the Master Fund. In addition, valuation of such private equity funds interests may be difficult, as there generally will be no established market for such investments or for the privately-held portfolio companies in which such funds may own securities. Moreover, the purchase price of interests in such funds will be subject to negotiation with the sellers of the interests and there is no assurance that the Master Fund will be able to purchase interests at attractive discounts to net asset value, or at all. The overall performance of the Fund will depend in large part on the acquisition price paid by the Master Fund for its secondary interests, the structure of such acquisitions and the overall success of the underlying private equity fund.

Pooled Secondary Investments. The Master Fund may have the opportunity to acquire a portfolio of private equity fund interests from a seller, on an "all or nothing" basis. In some such cases, certain of the private equity fund interests may be less attractive than others, and certain of the investment managers managing such funds may be more familiar to the Adviser than others or may be more experienced or highly regarded than others. In such cases, it may not be possible for the Master Fund to carve out from such purchases those investments which the Adviser considers (for commercial, tax legal or other reasons) less attractive.

Contingent Liabilities Associated With Secondary Investments. In the cases where the Master Fund acquires an interest in a private equity fund through a secondary transaction, the Master Fund may acquire contingent liabilities of the seller of the interest. More specifically, where the seller has received distributions from the relevant private equity fund and, subsequently, that private equity fund recalls one or more of these distributions, the Master Fund (as the purchaser of the interest to which such distributions are attributable and not the seller) may be obligated to return the monies equivalent to such distribution to the private equity fund. While the Master Fund may, in turn, make a claim against the seller for any such monies so paid to the private equity fund, there can be no assurances that the Master Fund would prevail on such claim.

Risk of Early Termination. The governing documents of the underlying private equity funds are expected to include provisions that would enable the general partner, the manager, or a majority in interest (or higher percentage) of their limited partners or members, under certain circumstances, to terminate such funds prior to the end of their respective stated terms. Early termination of a private equity fund in which the Master Fund is invested may result in (i) the Master Fund having distributed to it a portfolio of immature and illiquid securities, or (ii) the Master Fund's inability to invest all of its capital commitments as anticipated, either of which could have a material adverse effect on the performance of the Fund.

Co-Investments Risks

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The Master Fund may make Co-Investments on an opportunistic basis. There can be no assurance that the Master Fund will be given Co-Investment opportunities, or that any Co-Investment offered to the Master Fund would be appropriate or attractive to the Master Fund. The market for Co-Investment opportunities is competitive and may be limited, and the Co-Investment opportunities to which the Master Fund wishes to allocate assets may not be available at any given time. Due diligence will be conducted on Co-Investment opportunities; however, the Adviser may not have the ability to conduct the same level of due diligence applied to Portfolio Fund investments. In addition, the Adviser may have little opportunities to negotiate the terms of such Co-Investments. The Master Fund generally will rely on the Portfolio Fund manager or sponsor offering such Co-Investment opportunity to perform most of the due diligence on the relevant portfolio company and to negotiate terms of the Co-Investment.

The Master Fund's ability to dispose of Co-Investments may be severely limited, both by the fact that the securities are expected to be unregistered and illiquid and by contractual restrictions that may limit, preclude or require certain approvals for the Master Fund to sell such investment. Co-Investments may be heavily negotiated and, therefore, the Master Fund may incur additional legal and transaction costs in connection therewith. Co-Investments are generally subject to many of the same risks as investments in the Portfolio Funds. See "—Risks of Private Equity Investments Generally."

Co-Investing Alongside Other Parties Risks

Co-investing alongside one or more other parties in an investment involves risks that may not be present in investments made by lead or sponsoring private equity investors. As a co-investor, the Fund may have interests or objectives that are inconsistent with those of the lead private equity investors that generally have a greater degree of control over such investments.

In addition, in order to take advantage of co-investment opportunities, the Master Fund generally will be required to hold a non-controlling interest, for example, by becoming a limited partner in a co-investment partnership that is controlled by the general partner or manager of the private equity fund offering the co-investment to the Master Fund. In this event, the Master Fund would have less control over the investment and may be adversely affected by actions taken by such general partner or manager with respect to the portfolio company and the Master Fund's investment in it. The Master Fund may not have the opportunity to participate in structuring investments or to determine the terms under which such investments will be made.

Absence of Regulatory Oversight

The Portfolio Funds will not be registered as investment companies under the 1940 Act, and the Fund, as an indirect investor in these Portfolio Funds, will not have the benefit of the protection afforded by the 1940 Act to investors in registered investment companies (which, among other protections, require investment companies to have a majority of disinterested directors, require securities held in custody at all times to be individually segregated from the securities of any other person and marked to clearly identify such securities as the property of such investment company, and regulate the relationship between the adviser and the investment company).

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In-Kind Distributions

The Adviser expects in most instances to cause the Master Fund to make distributions to the Fund in cash, but retains the discretion to make distributions of securities in kind to the Fund to the extent permitted under applicable law. There can be no assurance that securities distributed in kind will be readily marketable or salable, and Investors may be required to hold such securities for an indefinite period and/or may incur additional expense in connection with any disposition of such securities. If the Fund ultimately receives distributions in kind indirectly from any of the Portfolio Funds, it may incur additional costs and risks in connection with the disposition of such assets or may distribute such assets in kind to the Investors who may incur such costs and risks.

Projections

Projected operating results of a Co-Investment or a portfolio company in which a Portfolio Fund invests normally will be based primarily on financial projections prepared by each company's management. In all cases, projections are only estimates of future results that are based upon information received from the company and assumptions made at the time the projections are developed. There can be no assurance that the results are set forth in the projections will be attained, and actual results may be significantly different from the projections. Also, general economic factors, which are not predictable, can have a material effect on the reliability of projections.

Carried Interests

Generally, each of the Portfolio Funds provides its respective general partners or managers certain specified carried interests or other special allocations based on the returns to its investors. Such carried interests may create incentives for the general partners or managers of the Portfolio Funds to make more risky or speculative investments than they would otherwise make. Each Investor in the Fund will pay, in effect, two sets of carried interests, one at the Fund level and one indirectly through the Master Fund at the Portfolio Fund level. Consequently, the returns to Investors will be lower than returns to a direct investor in the Portfolio Funds.

Solely in respect of carried interest, the holding period required to claim the lower U.S. federal income tax rate generally applicable to long-term capital gains is greater than three years rather than greater than one year. Gain recognized by the Fund on investments held by the Portfolio Funds for more than one year but not more than three years would continue to be treated as long-term capital gains if allocated to the Investors in respect of their capital contributions but would be treated as short-term capital gain (generally subject to U.S. federal income tax at ordinary income rates) if allocated in respect of the special limited partner of the Master Fund’s carried interest. Thus, the Adviser has an incentive, not shared by the Investors, to ensure that the Master Fund holds investments for more than three years.

Investments Longer Than Term

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The Fund may make investments which may not be realized prior to the date the Fund is to be dissolved. The Fund may attempt to sell, distribute, or otherwise dispose of investments at a time which may be disadvantageous, and as a result, the price obtained for such investments may be less than that which could have been obtained if the investments were held for a longer period of time. Moreover, the Fund may be unsuccessful in realizing investments at the time of the Fund's dissolution. There can be no assurance that the winding up of the Fund and the final distribution of its assets will be able to be executed expeditiously.

Illiquid and Long-Term Investments

An investment in the Fund requires a long-term commitment. Although the Co-Investments and portfolio companies of the Portfolio Funds invested in by the Fund may occasionally generate some current income, return of capital and the realization of gains, if any, from such portfolio company generally will occur only upon partial or complete sale or other disposition of such portfolio company. While one or more of these transactions may occur at any time with respect to a given portfolio company, sale or other disposition of a portfolio company of a Portfolio Fund is generally not expected to occur for a number of years (in most instances two to four years, or longer) after the initial investment is made.

Financial Markets Fluctuations and Changes

General fluctuations in the market prices of securities may affect the value of the Fund's investments. Instability in the securities markets also may increase the risks inherent in the Fund's investments. The ability of portfolio companies to refinance debt securities may depend on their ability to sell new securities in the public high-yield debt market or otherwise.

Need for Follow-On Investments

Following its initial investment in a given portfolio company, a Portfolio Fund may decide to provide additional funds to such portfolio company or may have the opportunity to increase its investment in a successful portfolio company. There is no assurance that a Portfolio Fund will make follow-on investments or that a Portfolio Fund will have sufficient funds to make all or any of such investments. Any decision by a Portfolio Fund not to make follow-on investments or its inability to make such investments (i) may have a subsequent negative effect on a portfolio company in need of such an investment, (ii) result in a lost opportunity for a Portfolio Fund to increase its participation in a successful operation, or (iii) result in a loss of certain anti-dilution protection.

Non-U.S. Investments

Portfolio Funds may invest in the securities of issuers located outside of the United States and the Master Fund may invest in Co-Investments located outside of the United States. Foreign securities involve certain factors not typically associated with investing in U.S. securities, including risks relating to: (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various foreign currencies in which foreign investments are denominated, and costs associated with conversion of investment principal and

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income from one currency into another; (ii) inflation matters, including rapid fluctuations in inflation rates; (iii) differences between the U.S. and foreign securities markets, including potential price volatility in and relative liquidity of some foreign securities markets, the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and the potential of less government supervision and regulation; (iv) economic, social and political risks, including potential exchange control regulations and restrictions on foreign investment and repatriation of capital, the risks of political, economic or social instability and the possibility of expropriation or confiscatory taxation; and (v) the possible imposition of foreign taxes on income and gains recognized with respect to such securities. In addition, laws and regulations of foreign countries may impose restrictions that would not exist in the United States and may require financing and structuring alternatives that differ significantly from those customarily used in the United States. Foreign countries also may impose taxes on the Fund, the Investors and/or a Portfolio Fund. No assurance can be given that a change in political or economic climate, or particular legal or regulatory risks, including changes in regulations regarding foreign ownership of assets or repatriation of funds or changes in taxation might not adversely affect an investment by the Fund.

Investments in Emerging Markets

The Master Fund and Portfolio Funds may invest in emerging markets. Investing in emerging markets involves additional risks and special considerations not typically associated with investing in other, more established economies or markets. Such risks may include (i) increased risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty, including war or terrorism or social unrest; (iii) higher dependence on exports and the corresponding importance of international trade; (iv) greater volatility, less liquidity and smaller capitalization of markets; (v) greater volatility in currency exchange rates; (vi) greater risk of inflation; (vii) greater controls on foreign investment and limitations on realization of investments, repatriation of invested capital and on the ability to exchange local currencies for U.S. dollars; (viii) increased likelihood of governmental involvement in and control over the economy; (ix) governmental decisions to cease support of economic reform programs or to impose centrally planned economies; (x) differences in auditing and financial reporting standards which may result in the unavailability of material information about portfolio companies; (xi) less extensive regulation of financial and other markets; (xii) longer settlement periods for transactions and less reliable clearance and custody arrangements; (xiii) less developed corporate laws, including regarding fiduciary duties of officers and directors and the protection of investors; (xiv) less developed, reliable or independent judiciary systems for the enforcement of contracts or claims; (xv) greater regulatory uncertainty; (xvi) the maintenance of investments with non-U.S. brokers and securities depositories and (xvii) threats or incidents of corruption that may cause the Fund not to pursue certain investments, or alter certain activities or liquidate certain portfolio investments prior to or after the time when the Fund would otherwise liquidate to achieve optimal returns, which may cause losses or have other negative impacts on the Fund.

Repatriation of investment income, assets and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. The Fund

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could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation or by withholding taxes imposed by emerging market countries on interest or dividends paid on financial instruments or gains from the disposition of such financial instruments.

In emerging markets, there is often less government supervision and regulation of business and industry practices, stock exchanges, over-the-counter markets, brokers, dealers, counterparties and issuers than in other more established markets. Any regulatory supervision that is in place may be subject to manipulation or control. Some emerging market countries do not have mature legal systems comparable to those of more developed countries. Moreover, the process of legal and regulatory reform may not be proceeding at the same pace as market developments, which could result in investment risk. Legislation to safeguard the rights of private ownership may not yet be in place in certain areas, and there may be the risk of conflict among local, regional and national requirements or authorities. In certain cases, the laws and regulations governing investments in securities may not exist or may be subject to inconsistent or arbitrary application or interpretation. Both the independence of judicial systems and their immunity from economic, political or nationalistic influences remain largely untested in many countries. The Fund or Portfolio Funds or the lead or sponsoring private equity general partner, as applicable, may also encounter difficulties in pursuing legal remedies or in obtaining and enforcing judgments in non-U.S. courts. Shareholder claims and legal remedies that are common in the United States may be difficult or impossible to pursue in many emerging market countries. The Fund may have limited or no legal recourse in the event of default or suspension with respect to certain foreign securities.

Most foreign and emerging market companies are not subject to the uniform accounting, auditing and financial reporting requirements applicable to issuers in the United States, which may impact the availability and quality of information about foreign and emerging market issuers. Key information about the issuer, the markets or the local government or economy may be unavailable, incomplete, or inaccurate, which may cause losses or have other negative impacts on the Fund's investments and the Fund's performance.

Regulatory Risks of Private Equity Funds

Legal, tax and regulatory changes could occur that may adversely affect or impact the Fund or the Portfolio Funds at any time during the term of the Fund. The legal, tax and regulatory environment for private equity funds is evolving, and changes in the regulation and market perception of such funds, including changes to existing laws and regulations and increased criticism of the private equity and alternative asset industry by regulators and politicians and market commentators, may materially adversely affect the ability of the Fund or the Portfolio Funds to pursue investment strategies and the value of the Fund's investments. In recent years, market disruptions and the dramatic increase in the capital allocated to alternative investment strategies have led to increased governmental and regulatory (as well as self-regulatory) scrutiny of the private equity and alternative investment fund industry in general, and certain legislation proposing greater regulation of the private equity and alternative investment fund management industry periodically is being and may in the future be considered or acted upon by governmental or self-regulatory bodies of both U.S. and non-U.S. jurisdictions. It is impossible to predict what,

NB Crossroads Private Markets Fund V (TE) LP

Investment Program (Unaudited)

March 31, 2021

if any, changes may be instituted with respect to the regulations applicable to the Portfolio Funds, the Portfolio Fund Managers, the markets in which they operate and invest or the counterparties with which they do business, or what effect such legislation or regulations may have. Any regulations that restrict the ability of the Portfolio Funds to implement investment strategies could have a material adverse impact on their portfolio. To the extent that the Portfolio Funds become subject to such regulation and impact, the Fund's performance will be adversely affected.

Regulatory Scrutiny and Reporting

The Fund and the Adviser may be subject to increased scrutiny by government regulators, investigators, auditors and law enforcement officials regarding the identities and sources of funds of investors in private investment funds. In that connection, in the future the Fund may become subject to additional obligations that may affect its investment program, the manner in which it operates and, reporting requirements regarding its investments and investors. Each Investor will be required to provide to the Fund such information as may be required to enable the Fund to comply with all applicable legal or regulatory requirements, and each Investor will be required to acknowledge and agree that the Fund may disclose such information to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file such reports with such authorities as may be required by applicable law or regulation. If required by applicable law, regulation or interpretation thereof, the Fund may suspend all activity with respect to an Investor's account with the Fund, including suspending the Investor's right to redeem funds or assets from the Fund pending the Fund's receipt of instructions regarding the Investor's account from the appropriate governmental or regulatory authority.

Public Company Holdings

A Portfolio Fund's investment portfolio may contain securities issued by publicly held companies. Such investments may subject the Portfolio Fund to risks that differ in type or degree from those involved with investments in privately held companies. Such risks include, without limitation, greater volatility in the valuation of such companies, increased obligations to disclose information regarding such companies, limitations on the ability of the Portfolio Fund to dispose of such securities at certain times, increased likelihood of shareholder litigation against such companies' board members, and increased costs associated with each of the aforementioned risks.

Default

The Master Fund, in general, will not always contribute the full amount of the Fund's commitment to a Portfolio Fund at the time of its admission to the Portfolio Fund. Instead, the Master Fund may be required to make incremental contributions pursuant to capital calls issued from time to time by the Portfolio Fund. If the Master Fund defaults on its commitment or fails to satisfy capital calls in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Master Fund's investment in the Portfolio Fund. Any failure by the Master Fund to make timely capital contributions in respect of its commitments may (i) impair the ability of the Master Fund, and in turn the Fund to pursue its

NB Crossroads Private Markets Fund V (TE) LP

Investment Program (Unaudited)

March 31, 2021

investment program, (ii) force the Master Fund to borrow, (iii) cause the Master Fund, and, indirectly, the Fund and the Investors to be subject to certain penalties from the Portfolio Funds (including the complete forfeiture of the Master Fund's investment in a Portfolio Fund), or (iv) otherwise impair the value of the Master Fund's investments (including the complete devaluation of the Master Fund, and in turn the Fund).

Similarly, Investors will not contribute the full amount of their Commitments to the Fund at the time of their admission. Investors will be required to make incremental contributions pursuant to capital calls issued from time to time, by the Fund. Unlike the Portfolio Funds, the Fund will have limited recourse in retrieving un-drawn Commitments in the instance that an Investor defaults on a Commitment. An Investor, or Investors, that default(s) on his/her/its/their Commitment to the Fund may cause the Master Fund to, in-turn, default on its commitment to a Portfolio Fund. Thus the Fund, and especially the non-defaulting Investors, will bear the penalties of such default (as outlined above, including, but not limited to, the complete forfeiture of the Master Fund's investment in a Portfolio Fund and the complete devaluation of the Master Fund, and in turn the Fund). While the Adviser has taken steps to mitigate this risk, including seeking Commitments from Investors that exceed the commitments that are made to the Portfolio Funds, there is no guarantee that such measures will be sufficient or successful.

Recall of Distributions

The Master Fund and the Fund may be subject to terms of the Portfolio Funds which permit the recall of distributions to meet Portfolio Fund obligations. In the event funds are recalled for this purpose, the Fund may in turn require Investors to return amounts previously distributed to them.

Competition for Investment Opportunities

The Portfolio Funds encounter competition for investments from numerous other investment partnerships, limited liability companies, and trusts, as well as from individuals, corporations, bank and insurance company investment accounts, foreign investors, and other entities engaged in investment activities, including other investment funds. As a result, there can be no guarantee that a sufficient quantity of suitable investment opportunities for the Portfolio Funds will be found, that investments on favorable terms can be negotiated, or that the Fund will be able to fully realize on the value of its investments. Competition for investments may have the effect of increasing costs, thereby reducing investment returns to the Portfolio Funds in which the Fund is indirectly invested.

Time Required to Maturity of Investments

There is generally a period of at least two to four years before a Portfolio Fund has completed making its investments. Such investments also may take a significant period from the date they are made to reach a state of maturity allowing for realization of the investment to be achieved. As a result, based on historical realization periods for Portfolio Funds, it is likely that no significant cash return, if any, from disposition of an Portfolio Fund's investments will occur until a substantial number of years from the date of closing of such Portfolio Fund. The proceeds of Fund's investments, therefore, are not likely to be realized for a substantial time period.

NB Crossroads Private Markets Fund V (TE) LP

Investment Program (Unaudited)

March 31, 2021

Investments in Less Established Companies

The Master Fund and the Portfolio Funds may invest a portion of their assets in the securities of less established companies. Investments in such portfolio companies may involve greater risks than are generally associated with investments in more established companies. For example, such companies may have shorter operating histories on which to judge future performance and, if operating, may have negative cash flow. In the case of start-up enterprises, such companies may not have significant or any operating revenues. Such companies also may have a lower capitalization and fewer resources (including cash) and be more vulnerable to failure, resulting in the loss of the Fund's entire investment. In addition, less mature companies could be more susceptible to irregular accounting or other fraudulent practices. In the event of fraud by any company in which a Portfolio Fund invests, the Fund may suffer a partial or total loss of capital invested in that company.

Economic Conditions

Changes in economic conditions, including, for example, interest rates, inflation rates, industry conditions, competition, technological developments, trade relationships, political and diplomatic events and trends, tax laws and innumerable other factors, can substantially and adversely affect the business and prospects of the Portfolio Funds and the Fund. These conditions are not within the control of the Adviser or the Portfolio Fund Managers.

Foreign Currency Risks

The Fund is expected to invest a portion of its capital in Portfolio Funds based outside the United States for which fund currency is the euro or another non-U.S. dollar currency. In addition, these Portfolio Funds, as well as Portfolio Funds for which fund currency is the U.S. dollar, may make investments denominated in currencies other than the U.S. dollar. Fluctuations in the exchange rate between the U.S. dollar and these other currencies will result in changes to the values, in U.S. dollar terms, of the Fund's Commitments as well as the Fund's investments. The Adviser may, where it deems prudent and practicable, seek to mitigate the effect of such currency fluctuations by engaging in currency hedging activities, but it does not expect to eliminate the Fund's exposure to exchange rate fluctuations. In addition, Investors subscribing for Interests in the Fund in any country in which U.S. dollars are not the local currency should note that changes in the value of exchange between U.S. dollars and such currency may have an adverse effect on the value, price, or income of the investment to such Investor.

Non-Controlling Investments and Limited Rights as Shareholder

In connection with Co-Investments, the Fund may hold non-controlling interests in certain portfolio companies and, therefore, may have a limited ability to protect their interests in such companies and to influence such companies' management. In addition, Co-Investments may be made with third parties through joint ventures or other entities, which may have larger or controlling ownership interests in such portfolio companies. In such cases, the Fund will rely significantly on the existing management and board of directors of such companies, which may include representatives of other financial investors with whom the Fund is not affiliated and

NB Crossroads Private Markets Fund V (TE) LP

Investment Program (Unaudited)

March 31, 2021

whose interests may at times conflict with the interests of the Fund. Such Fund investment may involve risks in connection with such third-party involvement, including the possibility that a third party may be in a position to take (or block) action in a manner contrary to the Fund's investment objectives or may have financial difficulties resulting in a negative impact on such investment. In addition, the Fund may in certain circumstances be liable for the actions of their third-party co-venturers. Co-Investments made with third parties in joint ventures or other entities also may involve carried interests and/or other fees payable to such third party partners or co-venturers. There can be no assurance that appropriate minority shareholder rights will be available to the Fund or that such rights will provide sufficient protection to the Fund's interests.

Multiple Tiers of Expenses

Each of the Portfolio Funds (i) pays (or requires its limited partners to pay) its respective general partners and investment advisers or managers certain fees and (ii) bears certain costs and expenses. Such fees and expenses are expected to reduce materially the actual returns to investors in the Portfolio Funds, including the Fund. In addition, because of the deduction of the fees payable by the Fund to the Investment Adviser and other expenses payable directly by the Fund from amounts distributed to the Fund by the Portfolio Funds or from the Investors' capital contributions to the Fund, the returns to an Investor in the Fund will be lower than the returns to a direct investor in the Portfolio Funds. Each Investor in the Fund will pay, in effect, two sets of fees, one directly at the Fund level, and one indirectly through the Master Fund at the Portfolio Fund level. Fees and expenses of the Fund and the Portfolio Funds will generally be paid regardless of whether the Fund or Portfolio Funds produce positive investment returns. If the Fund or Portfolio Funds do not produce significant positive investment returns, these fees and expenses could reduce the amount recovered by an Investor in the Fund to less than its total capital contributions to the Fund.

Lack of Portfolio Information

The Adviser receives detailed information from each Portfolio Fund Manager regarding the investment performance and investment strategy of Portfolio Funds. The Adviser may have little or no means of independently verifying information provided by Portfolio Funds of their Portfolio Fund Managers and thus, may not be able to ascertain whether Portfolio Funds are adhering to their disclosed investment strategies and their investment and risk management policies.

Investing in a Master/Feeder Fund

The Fund pursues its investment objective by investing in the Master Fund. The Fund does not have the right to withdraw its investment in the Master Fund. Interests in the Master Fund also may be held by investors other than the Fund. These investors may include other investment funds, including investment companies that, like the Fund, are registered under the 1940 Act, and other types of pooled investment vehicles. When investors in the Master Fund vote on matters affecting the Master Fund, the Fund could be outvoted by other investors. The Fund also may be indirectly adversely affected otherwise by other investors in the Master Fund. Other feeder funds invested in the Master Fund may offer interests to their respective investors, if any,

NB Crossroads Private Markets Fund V (TE) LP

Investment Program (Unaudited)

March 31, 2021

that have costs, expenses and other terms that differ from those of the Fund. Thus, the investment returns for investors in other funds that invest in the Master Fund may differ from the investment return of investors in the Fund.

Limitations on Performance Information

Performance of private equity vehicles is difficult to measure and therefore such measurements may not be as reliable as performance information for other investment products because, among other things: (i) there is no market for underlying investments, (ii) private equity investments take years to achieve a realization event and are difficult to value before realization, (iii) private equity investments are made over time as capital is drawn down from investments, (iv) the performance record of a private equity fund is not established until the final distributions are made, which may be 10-12 years or longer after the initial closing and (v) industry performance information for private equity funds may be skewed upwards due to survivor bias lack of reporting by underperforming managers.

Passive Interest in the Fund and Portfolio Funds

Except as otherwise provided in the Limited Partnership Agreement of the Fund (the "Partnership Agreement"), the Investors will not have any right to participate in the day-to-day management of the business and operations of the Fund and the management of the Fund's assets. Furthermore, the day-to-day management of the business and operation of each of the Portfolio Funds and the management of the assets of the Portfolio Funds, including the valuation by the Portfolio Funds of their assets, will be controlled by the respective general partners and sponsors or managers of the Portfolio Funds and not by the Fund.

Valuation Risk

In light of the illiquid nature of the Interests, and of interests in the Portfolio Funds and other securities in which the Fund may invest, any valuation made by the Adviser of the Interests and Fund investments will be based on the Adviser's good faith determination as to the fair value of those interests. There can be no assurance, however, that the values assigned in good faith by the Adviser to the Interests, interests in Portfolio Funds, or other Fund investments will equal or approximate the price at which they may be sold or otherwise liquidated or disposed of from time to time.

In particular, the impact of the COVID-19 pandemic initially led to adverse impacts on valuations and other financial analyses and may do so again in future periods.

Tax Considerations for the Fund

An Investor's U.S. federal income tax liability with respect to income and gains of the Fund for a year may exceed the Fund's distributions to such Investor in respect of such year. In addition, an Investor may be subject to various limitations on its ability to use its allocable share of deductions and losses of the Fund (e.g., passive loss limitations, investment interest limitations, capital loss limitations, excess business loss limitations, or the inability to deduct miscellaneous

NB Crossroads Private Markets Fund V (TE) LP

Investment Program (Unaudited)

March 31, 2021

itemized deductions) and limitations on the Investor's ability to deduct its allocable share of the business interest of the Fund or a Portfolio Fund.

Investments by the Fund in certain types of foreign entities can result in either current taxation to U.S. Investors on amounts earned by the foreign entities although not distributed to the Fund or unfavorable tax treatment, relative to U.S. investments, upon the Fund's indirect sale, exchange, or other disposition of an interest in the foreign entity.

Allocations of Income and Loss to Investors

For income tax purposes, each Investor will be treated as a partner of the Fund and, as such, generally will be taxed upon its distributive share of each item of the Fund's income, gain, loss and deductions for each taxable year of the Fund. Generally, an Investor's distributive share of Fund income, gain, loss, deduction or credit for U.S. federal income tax purposes is determined in accordance with the provisions of the Partnership Agreement if those provisions either have substantial economic effect (as determined under Treasury Regulations) or are in accordance with the Investor's "interest in the partnership."

The Investment Adviser intends that the allocations in the Partnership Agreement will be respected for U.S. federal income tax purposes. However, the Treasury Regulations regarding when allocations are respected are complex, and there can be no assurance that the allocations described in the Partnership Agreement will be respected by the Internal Revenue Service (the "IRS"). In particular, the Fund will apply certain estimates and simplifying conventions intended to ensure that the Fund's net taxable income, gains, loss, or deductions are properly allocated among Investors and the Fund's general partner in a manner that reflects their beneficial interests in such tax items while permitting timely delivery of Schedule K-1s to Investors. Although simplifying conventions are contemplated by the Internal Revenue Code of 1986, as amended, and many funds use similar simplifying conventions, the use of this method may not be permitted under existing Treasury Regulations. If the IRS were to successfully challenge the estimates and simplifying conventions applied by the Fund, the items of the Fund's income, gain, loss or deduction may be required to be adjusted or reallocated in a manner that adversely impacts Investors.

Tax Laws Subject to Change

It is possible that the current U.S. federal, state, local, or foreign income tax treatment accorded an investment in the Fund will be modified by legislative, administrative, or judicial action in the future. The nature of additional changes in U.S. federal or non-U.S. income tax law, if any, cannot be determined prior to enactment of any new tax legislation. However, such legislation could significantly alter the tax consequences and decrease the after tax rate of return of an investment in the Fund. Investors therefore should seek, and must rely on, the advice of their own tax advisers with respect to the possible impact on their investments of recent legislation, as well as any future proposed tax legislation or administrative or judicial action.

NB Crossroads Private Markets Fund V (TE) LP

Investment Program (Unaudited)

March 31, 2021

Recent Changes (Unaudited)

The following information in this annual report is a summary of certain changes since March 31, 2020. This information may not reflect all of the changes that have occurred since you subscribed to the Fund.

During the most recent fiscal year, there have been no material changes to: (i) the Fund's investment objectives and policies that have not been approved by shareholders, (ii) principal risk factors associated with investment in the Fund, (iii) the persons who are primarily responsible for the day-to-day management of the Fund's portfolio; or (iv) the Fund's organizational agreement that would delay or prevent a change of control of the Fund that have not been approved by shareholders, except as follows:

Investment Risks

Epidemics, Pandemics, Outbreaks of Disease and Public Health Issues

The Adviser's and Neuberger Berman's business activities as well as the activities of the Fund and its operations and investments could be materially adversely affected by outbreaks of disease, epidemics and public health issues in Asia, Europe, North America, the Middle East and/or globally, such as COVID-19 (and other novel coronaviruses), Ebola, H1N1 flu, H7N9 flu, H5N1 flu, Severe Acute Respiratory Syndrome, or SARS, or other epidemics, pandemics, outbreaks of disease or public health issues.

In particular, coronavirus, or COVID-19, has negatively affected (and may continue to negatively affect or materially impact) the global economy, global equity markets and supply chains (including as a result of quarantines and other government-directed or mandated measures or actions to stop the spread of outbreaks). Although the long-term effects of COVID-19 (and the actions and measures taken by governments around the world to halt the spread of such virus) cannot currently be predicted, previous occurrences of other epidemics, pandemics and outbreaks of disease, such as H5N1, H1N1 and the Spanish flu, had material adverse effects on the economies, equity markets and operations of those countries and jurisdictions in which they were most prevalent. A recurrence of an outbreak of any kind of epidemic, communicable disease, virus or major public health issue could cause a slowdown in the levels of economic activity generally (or push the world or local economies into recession), which would be reasonably likely to adversely affect the business, financial condition and operations of Neuberger Berman, the Adviser and the Fund. Should these or other major public health issues, including pandemics, arise or spread farther (or continue to worsen), Neuberger Berman, the Adviser and the Fund could be adversely affected by more stringent travel restrictions (such as mandatory quarantines and social distancing), additional limitations on Neuberger Berman's, the Adviser's, or the Fund's operations and business activities and governmental actions limiting the movement of people and goods between regions.

NB Crossroads Private Markets Fund V (TE) LP

Investment Program (Unaudited)

March 31, 2021

Portfolio Managers

Effective January 28, 2021, Jacquelyn Wang joined as a member of the Sub-Adviser's Private Investment Portfolios Investment Committee, which serve as the Master Fund's Portfolio Fund Managers. Ms. Wang is a Managing Director of Neuberger Berman and a member of the Private Investment Portfolios and Co-Investment Investment Committees. She joined Neuberger Berman in 2007 focusing on direct co-investments, primary fund investments and secondary investments. Prior to joining Neuberger Berman, Ms. Wang worked in Corporate Development at Verizon Communications focused on corporate M&A. Previously, Ms. Wang worked at Spectrum Equity Investors, where she was responsible for sourcing, executing and evaluating buyout and growth equity investments in media, technology and telecom. Ms. Wang began her career in the investment banking division of Lehman Brothers advising on corporate transactions in the communications and media industries. Ms. Wang received an MBA from The Wharton School of the University of Pennsylvania and a BA with honors from The Johns Hopkins University.

NB Crossroads Private Markets Fund V (TE) LP

Supplemental Information (Unaudited)

March 31, 2021

Proxy Voting and Portfolio Holdings

A description of the TE Fund’s policies and procedures used to determine how to vote proxies relating to the TE Fund’s portfolio securities, as well as information regarding proxy votes cast by the TE Fund (if any) during the most recent twelve month period ended June 30, is available without charge, upon request, by calling the TE Fund at 212-476-8800 or on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. The TE Fund did not receive any proxy solicitations during the year ended March 31, 2021.

The TE Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The TE Fund’s N-PORT filings are available in the EDGAR database on the SEC’s website at www.sec.gov or by calling Neuberger Berman at 212-476-8800.

NB Crossroads Private Markets Fund V (TE) LP

Board of Directors of the TE Fund (Unaudited)

March 31, 2021

Information pertaining to the Board of Directors of the TE Fund is set forth below.

			Number of
			Funds in Fund
	Term of Office		Complex*
Name, Position(s) Held,	and Length of	Principal Occupation During Past 5	Overseen by	Other Directorships Held by Director During
Address, and Year of Birth	Time Served	Years	Director	Past 5 Years

Disinterested Directors

Virginia G. Breen, Director 1290 Avenue of the Americas New York, NY 10104 (1964)	Term Indefinite –Since Inception	Private investor and board member of certain entities (as listed herein)	19	Director of Jones Lang LaSalle Property Trust, Inc.; Trustee/Director of UBS A&Q Registered Fund Complex (3 funds); Director of Calamos Fund Complex (26 funds); Director of Paylocity Holding Corp.; Director of Tech & Energy Transition Corp.

Alan Brott, Director 1290 Avenue of the Americas New York, NY 10104 (1942)	Term Indefinite – Since Inception	Consultant (since 10/1991); Associate Professor, Columbia University (2000- 2017); Former Partner of Ernst Young.	19	Manager of Man FRM Alternative Multi-Strategy Fund LLC; Director of Grosvenor Registered Multi- Strategy Funds (3 funds); Director of Hedge Fund Guided Portfolio Solution (part of the Grosvenor complex); Director of Stone Harbor Investment Funds (8 funds), Stone Harbor Emerging Markets Income Fund and Stone Harbor Emerging Markets Total Income Fund.

Victor F. Imbimbo, Jr., Director 1290 Avenue of the Americas New York, NY 10104 (1952)	Term Indefinite – Since Inception	President and CEO of Caring Today, LLC, an information and support resource for the family caregiver market.	19	Manager of Man FRM Alternative Multi-Strategy Fund LLC.

Thomas F. McDevitt, Director 1290 Avenue of the Americas New York, NY 10104 (1956)	Term Indefinite – Since Inception	Managing Partner of Edgewood Capital Partners and President of Edgewood Capital Advisors (5/2002 to present).	19	Director of Jones Lang LaSalle Property Trust, Inc. (12/04 to 06/15).

Stephen V. Murphy, Director 1290 Avenue of the Americas New York, NY 10104 (1945)	Term Indefinite – Since Inception	President of S.V. Murphy & Co, an investment banking firm.	19	Manager of Man FRM Alternative Multi-Strategy Fund LLC; Director of The First of Long Island Corporation and The First National Bank of Long Island.

Thomas G. Yellin, Director 1290 Avenue of the Americas New York, NY 10104 (1954)	Term Indefinite – Since Inception	President of The Documentary Group (since 6/2006).	19	Director of Grosvenor Registered Multi-Strategy Funds (3 funds); Director of Hedge Fund Guided Portfolio Solution (part of the Grosvenor complex); Manager of Man FRM Alternative Multi-Strategy Fund LLC.

* The ‘‘Fund Complex’’ consists of NB Private Markets Fund II (Master) LLC, NB Private Markets Fund II (TI) LLC, NB Private Markets Fund II (TE) LLC, NB Private Markets Fund III (Master) LLC, NB Private Markets Fund III (TI) LLC, NB Private Markets Fund III (TE) LLC, NB Crossroads Private Markets Fund IV (TI) – Client LLC, NB Crossroads Private Markets Fund IV (TE) – Client LLC, NB Crossroads Private Markets Fund IV Holdings LLC, NB Crossroads Private Markets Fund V Holdings LP, NB Crossroads Private Markets Fund V (TE) LP, NB Crossroads Private Markets Fund V (TE) Advisory LP, NB Crossroads Private Markets Fund V (TI) LP, NB Crossroads Private Markets Fund V (TI) Advisory LP, NB Crossroads Private Markets Fund VI Holdings LP, NB Crossroads Private Markets Fund VI LP, NB Crossroads Private Markets Fund VI Advisory LP, NB Crossroads Private Markets Fund VI Custody LP, and NB Crossroads Private Markets Access Fund LLC.

NB Crossroads Private Markets Fund V (TE) LP

Officers of the TE Fund (Unaudited)

March 31, 2021

Information pertaining to the officers of the TE Fund is set forth below.

	Position(s)	Term of Office and
	Held with the	Length of Time	Principal Occupation During Past 5
Name, Address* and Age	Company	Served	Years

Officers who are not Directors

James D. Bowden (1953)	Chief Executive Officer and President	Term — Indefinite; Length — since 2018, (previously, Vice President since inception)	Managing Director, NBAA, since 2015. Formerly, Managing Director, Bank of America; Manager and Vice President, Merrill Lynch Alternative Investments LLC (2013-2015); Executive Vice President, Bank of America Capital Advisors LLC (1998-2013).

Claudia A. Brandon (1956)	Executive Vice President and Secretary	Term — Indefinite; Length — since inception	Senior Vice President, Neuberger Berman LLC, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004. Formerly, Vice President, Neuberger Berman LLC (2002-2006), Vice President – Mutual Fund Board Relations, NBIA (2000-2008), Vice President, NBIA (1986-1999) and Employee (1984-1999).

Mark Bonner (1977)	Treasurer	Term — Indefinite;Length — since 2020, (previously, Assistant Treasurer since inception)	Senior Vice President, NBAA, since 2015. Formerly, Senior Vice President, Bank of America; Merrill Lynch Alternative Investments LLC (2006-2015); Manager, Advent International Corporation (2004-2006); Senior Associate, PricewaterhouseCoopers LLP (1999-2004).

Sarah Doane (1989)	Assistant Treasurer	Term — Indefinite; Length — since 2020	Assistant Vice President, Neuberger Berman LLC, since 2016. Formerly Internal Auditor, Arbella Insurance Group (2015-2016), Associate, PricewaterhouseCoopers (2012-2015)

Savonne Ferguson (1973)	Chief Compliance Officer	Term — Indefinite; Length — since 2018	Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since 2018; Senior Vice President, Neuberger Berman LLC, since 2018. Formerly, Vice President T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014).

NB Crossroads Private Markets Fund V (TE) LP

Officers of the TE Fund (Unaudited)

March 31, 2021

Information pertaining to the officers of the TE Fund is set forth below.

	Position(s)	Term of Office and
	Held with the	Length of Time	Principal Occupation During Past 5
Name, Address* and Age	Company	Served	Years

Officers who are not Directors

Corey A. Issing (1978)	Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)	Term — Indefinite; Length — since inception	General Counsel and Head of Compliance– Mutual Funds since 2016 and Managing Director, NBIA, since 2017. Formerly, Associate General Counsel (2015-2016), Counsel (2007-2015), Senior Vice President (2013-2016), Vice President (2009-2013).

Sheila James (1965)	Assistant Secretary	Term — Indefinite; Length — since inception	Vice President, Neuberger Berman LLC, since 2008 and Employee since 1999; Vice President, NBIA, since 2008. Formerly, Assistant Vice President, Neuberger Berman LLC (2007-2008); Employee, NBIA (1991-1999).

Brian Kerrane (1969)	Vice President	Term — Indefinite; Length — since inception	Managing Director, Neuberger Berman LLC, since 2013; Chief Operating Officer – Mutual Funds and Managing Director, NBIA, since 2015. Formerly, Senior Vice President, Neuberger Berman LLC (2006 to 2014), Vice President, NBIA (2008-2015) and Employee since 1991.

Josephine Marone (1963)	Assistant Secretary	Term — Indefinite; Length — since inception	Senior Paralegal, Neuberger Berman LLC, since 2007 and Employee since 2007.

Brien Smith (1957)	Vice President	Term — Indefinite; Length — since 2017	Managing Director, NBAA, since 2005. Chief Operating Officer of NB Private Equity Division since 2017.

* The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104, except for James D. Bowden, Mark Bonner, and Sarah Doane whose business address is 53 State Street, 13th Floor, Boston, MA 02109; and Brien Smith whose business address is 325 North Saint Paul St. 49th Floor Dallas, TX 75201.

All officers of the TE Fund are employees and/or officers of the Registered Investment Adviser. Officers of the TE Fund are elected by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. The information presented in this report is current as of the date noted, is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in the TE Fund. This is not, and under no circumstances is to be construed as, an offer to sell or a solicitation to buy any of the securities or investments referenced, nor does this information constitute investment advice or recommendations with respect to any of the securities or investments used. Past performance is no guarantee of future results. Additional information is available upon request.

NB Crossroads Private Markets Fund V Holdings LP

Financial Statements

For the year ended March 31, 2021

NB Crossroads Private Markets Fund V Holdings LP

For the year ended March 31, 2021

NB Crossroads Private Markets Fund V Holdings LP

Statement of Assets, Liabilities and Partners’ Capital – Net Assets

As of March 31, 2021

Assets

Investments, at fair value (cost $186,850,910)	$278,271,436
Cash and cash equivalents	1,466,777
Deferred financing costs	81,604
Prepaid insurance	20,636
Interest receivable	26

Total Assets	$279,840,479

Liabilities

Advisory fee payable	$718,372
Professional fees payable	180,711
Administration service fees payable	49,550
Due to Affiliate	49,397
Other payables	14,297

Total Liabilities	$1,012,327

Commitments and contingencies (Note 5)

Partners' Capital - Net Assets	$278,828,152

Units of Master Fund Interests outstanding (unlimited units authorized)	206,640.16
Net Asset Value Per Unit	$1,349.34

The accompanying notes are an integral part of these financial statements.

1

NB Crossroads Private Markets Fund V Holdings LP

Schedule of Investments

March 31, 2021

Investments / Co-investments (A),(B),(D)	Acquisition Type	Acquisition Dates (C)	Geographic Region (E)	Cost	Fair Value
Large-cap Buyout (21.07%)
Advent International GPE IX Limited Partnership	Primary	10/2019-03/2021	North America	$4,687,927	$7,951,603
EQT VIII Co-Investment (H) SCSp	Co-Investment	09/2019	North America	1,201,621	1,266,022
Green Equity Investors, VIII, L.P.	Primary	12/2020	North America	1,618,878	1,470,096
H&F Unite Partners, L.P.	Co-Investment	05/2019	North America	1,300,841	1,681,016
Hellman & Friedman Capital Partners IX, L.P.	Primary	04/2020-02/2021	North America	4,539,012	5,121,811
KKR Ascend Co-Invest L.P.	Co-Investment	05/2019	North America	2,600,000	3,120,000
KKR Banff Co-Investment L.P.	Co-Investment	10/2018	North America	2,250,000	2,925,000
KKR European Fund V (USD) SCSp	Primary	01/2020-11/2020	Europe	4,165,889	4,930,718
KKR Parrot Co-Invest, L.P.	Co-Investment	12/2019	Australia	3,300,000	4,782,236
KKR Precise Co-Invest L.P.	Co-Investment	05/2019	Europe	4,500,000	7,774,863
KKR Starlight Co-Invest II L.P.	Co-Investment	12/2018	North America	2,250,000	3,255,803
NB Bluebird S.à.r.l. (F)	Co-Investment	11/2019	Europe	3,435,491	4,578,936
NB HUB Aggregator LP	Co-Investment	11/2018	North America	1,518,945	2,062,121
PAI Strategic Partnerships SCSp	Secondary	12/2019-12/2020	Europe	4,603,878	5,195,903
TPG Healthcare Partners, L.P.	Primary	12/2019-12/2020	North America	203,660	302,548
TPG Partners VIII, L.P.	Primary	12/2019-02/2021	North America	705,358	832,243
Vertex Aggregator LP	Co-Investment	08/2018-09/2020	North America	1,238,944	1,493,946
				44,120,444	58,744,865
Small and Mid-cap Buyout (55.06%)
Ada Holdco LP	Co-Investment	10/2019-11/2019	North America	3,372,792	4,310,395
Advent Global Technology Limited Partnership	Primary	03/2020-03/2021	North America	6,960,000	8,475,439
AEA Investors Fund VII, L.P.	Primary	10/2019-02/2021	North America	2,330,622	2,332,157
Aquiline Financial Services Fund IV L.P.	Primary	12/2019-01/2021	North America	3,740,643	3,375,255
Aquiline Relation Co-Invest L.P.	Co-Investment	07/2019-10/2019	North America	1,701,611	2,833,551
ARL Holdings, LLC (F)	Co-Investment	04/2019-11/2019	North America	1,572,236	1,729,460
Arsenal Capital Partners Fund V LP	Primary	07/2019-03/2021	North America	8,010,142	9,935,890
Arsenal IO Co-Invest 1 LP	Co-Investment	07/2019-12/2020	North America	2,486,397	3,195,330
Athyrium ICH Holdings LP (F)	Co-Investment	10/2019	North America	890,546	2,669,474
BRI Investments LLC (F)	Co-Investment	08/2019	North America	2,800,000	2,800,000
BU Adhesives Co-Investment III SCSP	Co-Investment	01/2019	Europe	1,289,998	1,770,176
Buzzard Midstream Infrastructure Co-Invest Pooling, L.P	Co-Investment	03/2019-11/2020	North America	4,086,962	3,932,715
Carlyle Prime Coinvestment, L.P.	Co-Investment	10/2019	North America	1,231,973	1,600,622
CB Nike TopCo, LP (F)	Co-Investment	10/2019	Middle East	579,710	2,250,000
Charlesbank Technology Opportunities Fund, Limited Partnership	Primary	05/2020-02/2021	North America	2,622,187	4,350,000
Elm Bidco, L.P.	Co-Investment	02/2019-09/2020	North America	2,472,819	2,462,384
Greenbriar Coinvestment BDP, L.P.	Co-Investment	12/2018	North America	918,128	2,129,633
Holley Parent Holdings, LLC (F)	Co-Investment	10/2018	North America	1,900,000	4,883,000
Marmor Co-Investment, L.P.	Secondary	09/2019-01/2021	Europe	5,862,171	6,934,533
NB Mafalda S.a.r.l (F)	Co-Investment	07/2019	Europe	4,535,505	5,211,763
Oak Hill Capital Partners V, L.P.	Primary	12/2020-02/2021	North America	1,040,975	844,206
Oakley Capital IV-B SCSP	Primary	05/2019-01/2021	Europe	3,354,598	3,579,437
Plaskolite PPC Investor LLC	Co-Investment	12/2018	North America	1,400,000	2,264,931
Quadria Capital Fund II, L.P.	Primary	06/2019-03/2021	Asia	2,088,697	1,957,974
RCP Artemis Co-Invest, L.P.	Co-Investment	07/2019	North America	3,102,923	4,845,085
Rey de la Carne, L.P.	Co-Investment	11/2019-10/2020	North America	4,841,527	4,364,933
Rockbridge Portfolio Fund I L.P.	Secondary	12/2018-03/2021	North America	1,994,175	2,681,054
SS Acquisitions, Inc. (F)	Co-Investment	09/2019-02/2021	North America	360,050	6,008,048
Summit Partners Growth Equity Fund X-A, L.P.	Primary	03/2020-02/2021	North America	4,514,402	5,774,894
The Veritas Capital Fund VII, L.P.	Primary	09/2020	North America	5,313,367	5,085,494
THL Equity Fund VIII Investors (Agiliti), L.P.	Co-Investment	01/2019	North America	3,346,924	9,224,799
THL Equity Fund VIII Investors (Automate), L.P.	Co-Investment	07/2019	Europe	3,893,025	22,371,863
Thomas H. Lee Equity Fund VI (2019), L.P.	Secondary	06/2019-01/2021	North America	1,076,952	1,178,532
VB Target L.P.	Co-Investment	01/2020	Asia	1,162,922	1,149,956
Wind Point Partners CV1, L.P.	Secondary	09/2018-12/2019	North America	2,752,870	5,000,000
				99,607,849	153,512,983

The accompanying notes are an integral part of these financial statements.

2

NB Crossroads Private Markets Fund V Holdings LP

Schedule of Investments

March 31, 2021

Investments / Co-investments (A),(B),(D)	Acquisition Type	Acquisition Dates (C)	Geographic Region (E)	Cost	Fair Value
Special Situations (9.25%)
American Industrial Partners Capital Fund VII, L.P.	Primary	10/2019-03/2021	North America	3,892,371	3,982,243
Amulet Capital OHPE Co-Invest, L.P.	Co-Investment	03/2019-10/2019	North America	4,514,061	8,661,631
Centerbridge Special Credit Partners, L.P.	Secondary	02/2019-08/2019	North America	708,067	500,000
Cerberus AIR Partners, L.P.	Co-Investment	02/2019	Europe	3,031,221	2,481,924
Dragon Co-Investment Partners, L.P.	Co-Investment	09/2019-03/2021	North America	723,759	3,661,257
East Private Investments, LLC (F)	Co-Investment	07/2019	North America	2,800,000	3,119,300
Verscend Intermediate Holding Corp. (F)	Co-Investment	08/2018	North America	3,013,013	3,382,875
				18,682,492	25,789,230
Venture Capital (14.43%)
3L Capital Fund I, LP	Primary	04/2019-12/2020	North America	5,196,674	14,055,625
GGV Capital VII L.P.	Primary	01/2019-03/2021	North America	3,253,600	4,384,354
GGV Capital VII Plus L.P.	Primary	05/2019-03/2021	North America	842,800	1,081,968
GGV Discovery Fund II, L.P.	Primary	01/2019-02/2021	North America	1,859,000	2,550,165
Level Equity Growth Partners IV, L.P.	Primary	11/2018-02/2021	North America	3,771,129	5,647,896
Lightspeed China Partners IV, L.P.	Primary	10/2019-01/2021	Asia	1,025,000	1,074,547
Lightspeed China Partners Select I, L.P.	Primary	04/2019-02/2021	Asia	871,922	1,256,331
TA XIII-A, L.P.	Primary	12/2019-03/2021	North America	7,620,000	10,173,472
				24,440,125	40,224,358

Total Investments (cost $186,850,910) (99.81%)					278,271,436
Other Assets & Liabilities (Net) (0.19%)					556,716
Partners' Capital - Net Assets (100.00%)					$278,828,152

(A)	Non-income producing securities, which are restricted as to public resale and illiquid.
(B)	Total cost of illiquid and restricted securities at March 31, 2021 aggregated $186,850,910. Total fair value of illiquid and restricted securities at
March 31, 2021 was $278,271,436 or 99.81% of net assets.
(C)	Acquisition Dates cover from original investment date to the last acquisition date and is required disclosure for restricted securities only.
(D)	All percentages are calculated as fair value divided by the Master Fund's Partners' Capital - Net Assets.
(E)	Geographic Region is based on where a Portfolio Fund is headquartered and may be different from where the Portfolio Fund invests.
(F)	The fair value of the investment was determined using a significant unobservable input.

The accompanying notes are an integral part of these financial statements.

3

NB Crossroads Private Markets Fund V Holdings LP

Statement of Operations

For the year ended March 31, 2021

Investment Income:

Dividend income	$350,150
Interest income	963

Total Investment Income	351,113

Operating Expenses:

Advisory fees	2,873,487
Professional fees	289,596
Independent Directors' fees	185,500
Administration service fees	159,270
Financing costs	114,120
Insurance expense	56,647
Interest expense	51,528
Other expenses	84,600

Total Operating Expenses	3,814,748

Net Investment Loss	(3,463,635)

Net Realized and Change in Unrealized Gain on Investments (Note 2)

Net realized gain on investments	7,508,350
Net change in unrealized appreciation on investments	90,991,527

Net Realized and Change in Unrealized Gain on Investments	98,499,877

Net Increase in Partners’ Capital – Net Assets Resulting from Operations	$95,036,242

The accompanying notes are an integral part of these financial statements.

4

NB Crossroads Private Markets Fund V Holdings LP
Statement of Changes in Partners’ Capital – Net Assets

For the year ended March 31, 2020

	Partners' Capital	Special Limited Partner	Total
Partners' committed capital	$334,676,696	$3,380,573	$338,057,269
Partners' capital at April 1, 2019	$40,935,317	$413,488	$41,348,805
Capital contributions	101,760,375	994,077	102,754,452
Capital distributions	(3,108)	-	(3,108)
Net investment loss	(4,047,449)	(40,883)	(4,088,332)
Net realized gain on investments	629,899	6,363	636,262
Net change in unrealized depreciation on investments	(1,600,783)	(16,170)	(1,616,953)
Partners' capital at March 31, 2020	$137,674,251	$1,356,875	$139,031,126

For the year ended March 31, 2021

	Partners' Capital	Special Limited Partner	Total
Partners' committed capital	$334,676,696	$3,380,573	$338,057,269
Partners' capital at April 1, 2020	$137,674,251	$1,356,875	$139,031,126
Capital contributions	44,344,662	481,732	44,826,394
Capital distributions	(65,610)	-	(65,610)
Net investment loss	(3,428,999)	(34,636)	(3,463,635)
Net realized gain on investments	7,433,267	75,083	7,508,350
Net change in unrealized appreciation on investments	90,081,612	909,915	90,991,527
Net change in incentive carried interest	(2,162,642)	2,162,642	-
Partners' capital at March 31, 2021	$273,876,541	$4,951,611	$278,828,152

The accompanying notes are an integral part of these financial statements.

5

NB Crossroads Private Markets Fund V Holdings LP
Statement of Cash Flows
For the year ended March 31, 2021

CASH FLOWS FROM OPERATING ACTIVITIES

Net change in Partners' Capital – Net Assets resulting from operations	$95,036,242
Adjustments to reconcile net change in Partners’ Capital – Net Assets resulting from operations to net cash used in operating activities:
Purchases of investments	(56,890,874)
Proceeds received from investments	14,091,348
Net realized gain on investments	(7,508,350)
Net change in unrealized (appreciation) depreciation on investments	(90,991,527)
Net change in accretion of PIK dividend	(350,150)
Changes in assets and liabilities related to operations
(Increase) decrease in deferred financing costs	114,119
(Increase) decrease in prepaid insurance	1,264
(Increase) decrease in interest receivable	2,193
(Increase) decrease in other receivable	10,969
Increase (decrease) in advisory fee payable	1
Increase (decrease) in professional fees payable	65,226
Increase (decrease) in administration service fees payable	17,800
Increase (decrease) in due to Affiliate	33,610
Increase (decrease) in other payables	(155)

Net cash provided by (used in) operating activities	(46,368,284)

CASH FLOWS FROM FINANCING ACTIVITIES

Borrowings from line of credit	11,000,000
Payments to line of credit	(11,000,000)
Contributions from Partners	44,826,394
Distributions to Partners	(65,610)

Net cash provided by (used in) financing activities	44,760,784

Net change in cash and cash equivalents	(1,607,500)
Cash and cash equivalents at the beginning of the year	3,074,277

Cash and cash equivalents at the end of the year	$1,466,777

Noncash activities
Receipt of in-kind distributions of securities from
Portfolio Funds, at value on the date of distribution	$314,970

Distributions totaling $65,610 were made to the TE Fund and TE Advisory Fund for taxes paid and/or accrued on behalf of the TE Fund and TE Advisory Fund.

The accompanying notes are an integral part of these financial statements.

6

NB Crossroads Private Markets Fund V Holdings LP
Financial Highlights

	For the year ended March 31, 2021	For the year ended March 31, 2020	Period from May 18, 2018 (Commencement of Operations) through March 31, 2019
Per Unit Operating Performance (1)

NET ASSET VALUE, BEGINNING OF YEAR	$862.22	$876.74	$1,000.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(18.52)	(39.11)	(185.04)
Net realized and unrealized gain on investments	506.00	24.62	61.78
Net increase (decrease) in net assets resulting from operations after incentive carried interest	487.48	(14.49)	(123.26)

DISTRIBUTIONS TO PARTNERS:
Net change in Partners' Capital - Net Assets due to distributions to Partners	(0.36)	(0.03)	-
NET ASSET VALUE, END OF YEAR	$1,349.34	$862.22	$876.74
TOTAL NET ASSET VALUE RETURN (1), (2), (3)	56.56%	(1.65)%	(2.91)%	(4)

RATIOS AND SUPPLEMENTAL DATA:
Partners' Capital - Net Assets, end of year in thousands (000's)	$278,828	$139,031	$41,349
Ratios to Average Partners' Capital - Net Assets: (5)
Expenses excluding incentive carried interest	2.15%	4.82%	27.10%	(6)
Net change in incentive carried interest	1.23%	-	-	(6)
Expenses including incentive carried interest	3.38%	4.82%	27.10%	(6)
Net investment loss excluding incentive carried interest	(1.95)%	(4.36)%	(25.30)%	(6)
Portfolio Turnover Rate (7)	7.86%	4.13%	0.00%

INTERNAL RATES OF RETURN:
Internal Rate of Return before incentive carried interest (8)	29.60%	(5.96)%	(9.80)%
Internal Rate of Return after incentive carried interest (8)	28.94%	(5.96)%	(9.80)%

(1)	Selected data for a unit of Master Fund Interest outstanding throughout each period.
(2)	Total investment return, based on per unit net asset value, reflects the changes in net asset value based on the effects of organizational costs, the performance of the Master Fund during the period and assumes distributions, if any, were reinvested. The Master Fund's units are not traded in any market; therefore, the market value total investment return is not calculated.
(3)	Total investment return is not annualized.
(4)	Total return and the ratios to average Partners' Capital - Net Assets is calculated for the Master Fund taken as a whole. Total return is calculated using a commitment-weighted rate of return methodology based the timing of closings during the period May 18, 2018 (Commencement of Operations) through March 31, 2019. As a result, an on individual Partner's return may vary from these returns and ratios based on the timing of their capital transactions.
(5)	Ratios do not reflect the Master Fund's proportional share of the net investment income (loss) and expenses, including any performance-based fees, of the Portfolio Funds.
(6)	Annualized for the period May 18, 2018 (Commencement of Operations) through March 31, 2019. The expense and net investment loss ratios are based on a very limited operating period and, as such, may not be meaningful.
(7)	Proceeds received from investments are included in the portfolio turnover rate.
(8)	The Internal Rate of Return is computed based on the actual dates of the cash inflows and outflows since inception and the ending net assets at the end of the period as of each measurement date. For the period May 18, 2018 (Commencement of Operations) through March 31, 2019, the Internal Rate of Return is based on a limited operating period and, as such, may not be meaningful.

The accompanying notes are an integral part of these financial statements.

7

NB Crossroads Private Markets Fund V Holdings LP
Notes to the Financial Statements
March 31, 2021

1. Organization

NB Crossroads Private Markets Fund V Holdings LP (the “Master Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Master Fund was organized as a Delaware limited partnership on March 30, 2017. The Master Fund commenced operations on May 18, 2018 (the “Initial Closing”). The term of the Master Fund will continue until December 31, 2028, the end of the year following the tenth anniversary of the Initial Closing, subject to two one-year extensions which may be approved by the Board of Directors of the Master Fund (the “Board” or the “Board of Directors”). Thereafter, the term of the Master Fund may be extended by consent of a majority-in-interest of its limited partners (“Partners”) as defined in the Master Fund’s limited partnership agreement (the “LP Agreement”).

The Master Fund’s investment objective is to provide attractive risk-adjusted returns. The Master Fund seeks to achieve its objective by investing in a diversified global portfolio of high quality third-party private equity funds (“Portfolio Funds”) including secondary investments in underlying Portfolio Funds acquired from investors in such Portfolio Funds (each, a “Secondary Investment”), and by co-investing directly in portfolio companies alongside Portfolio Funds and other private equity firms (each, a “Co-Investment”). Neither the Master Fund nor the Registered Investment Adviser (as defined below) guarantees any level of return or risk on investments and there can be no assurance that the Master Fund will achieve its investment objective. The Portfolio Funds are not registered as investment companies under the Investment Company Act.

NB Crossroads Private Markets Fund V (TI) LP (the “TI Fund”), NB Crossroads Private Markets Fund V (TI) Advisory LP (the “TI Advisory Fund”), NB Crossroads Private Markets Fund V (TE) LP (the “TE Fund”) and NB Crossroads Private Markets Fund V (TE) Advisory LP (the “TE Advisory Fund” and together with the TI Fund, TI Advisory Fund and TE Fund, the “Feeder Funds”) each pursue their investment objectives by investing substantially all of their assets in the Master Fund. Each Feeder Fund is a Delaware limited partnership that is registered under the Investment Company Act as a non-diversified, closed-end management investment company. The TE Fund and the TE Advisory Fund invest indirectly in the Master Fund through NB Crossroads Private Markets Fund V (Offshore), Client LP (the “Offshore Client Fund”) and NB Crossroads Private Markets Fund V (Offshore), Advisory LP (the “Offshore Advisory Fund”), each a Cayman Islands exempted partnership. The percentage of the TE Fund and TE Advisory Fund’s partners’ capital owned by the Offshore Client Fund and Offshore Advisory Fund is 100% and 100% respectively. The financial position and results of operations of the Offshore Client Fund and Offshore Advisory Fund have been consolidated within the TE Fund’s and TE Advisory Fund’s consolidated financial statements, respectively. The Offshore Client Fund, Offshore Advisory Fund and the Feeder Funds have the same investment objective and substantially the same investment policies as the Master Fund (except that the Offshore Client Fund, Offshore Advisory Fund and the Feeder Funds pursue their investment objectives by investing in the Master Fund).

The Board has overall responsibility to manage and supervise the operations of the Master Fund. The Board exercises the same powers, authority and responsibilities on behalf of the Master Fund as are

8

NB Crossroads Private Markets Fund V Holdings LP

Notes to the Financial Statements

March 31, 2021

customarily exercised by directors of a typical investment company registered under the Investment Company Act. The Board has engaged Neuberger Berman Investment Advisers LLC (“NBIA” or “Registered Investment Adviser”) and NB Alternatives Advisers LLC (“NBAA” or “Sub-Adviser”) to provide investment advice regarding the selection of the Master Fund’s investments and to manage the day-to-day operations of the Master Fund.

The Master Fund operates as a vehicle for the investment of substantially all of the assets of the Feeder Funds as partners of the Master Fund.  As of March 31, 2021, the TI Fund’s, TI Advisory Fund’s, TE Fund’s and TE Advisory Fund’s ownership of the Master Fund’s Partners’ contributed capital was 57.51%, 4.23%, 29.89% and 7.37%, respectively, with a NB affiliate’s (“Special Limited Partner”) (who is also a Partner of the Master Fund) percentage ownership of the Master Fund’s Partners’ contributed capital being 1%.

2. Significant Accounting Policies

The Master Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies. The following is a summary of significant accounting policies followed by the Master Fund in the preparation of its financial statements.

A. Basis of Accounting

The Master Fund’s policy is to prepare its financial statements on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Consequently, income and the related assets are recognized when earned, and expenses and the related liabilities are recognized when incurred. The books and records of the Master Fund are maintained in U.S. dollars.

B. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and the differences could be material.

C. Valuation of Investments

The Master Fund computes its Net Asset Value (“NAV”) as of the last business day of each fiscal quarter and at such other times as deemed appropriate by the Registered Investment Adviser and the Sub-Adviser in accordance with valuation principles set forth below, or may be determined from time to time, pursuant to the valuation procedures (the “Procedures”) established by the Board.

The Board has approved the Procedures pursuant to which the Master Fund values its interests in the Portfolio Funds and other investments.  The Board has delegated to the Sub-Adviser general responsibility for determining the value of the assets held by the Master Fund.  The value of the Master Fund’s interests is based on information reasonably available at the time the valuation is made and the Sub-Adviser believes to be reliable.

9

NB Crossroads Private Markets Fund V Holdings LP

Notes to the Financial Statements

March 31, 2021

It is expected that most of the Portfolio Funds in which the Master Fund invests will meet the criteria set forth under the Financial Accounting Standards Board (“FASB”) ASC Topic 820, Fair Value Measurement (“ASC 820”) permitting the use of the practical expedient to determine the fair value of the Portfolio Fund investments. ASC 820 provides that, in valuing alternative investments that do not have quoted market prices but calculate NAV per share or equivalent, an investor may determine fair value by using the NAV reported to the investor by the underlying investment. To the extent ASC 820 is applicable to a Portfolio Fund, the Sub-Adviser generally will value the Master Fund’s investment in the Portfolio Fund based primarily upon the value reported to the Master Fund by the Portfolio Fund or the lead investor of a direct co-investment as of each quarter-end, determined by the Portfolio Fund in accordance with its own valuation policies.

FASB ASC 820-10, “Fair Value Measurements” establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). FASB ASC 820 provides three levels of the fair value hierarchy as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Master Fund has the ability to access;

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data;

Level 3	Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Master Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Most Portfolio Funds are structured as closed-end, commitment-based private investment funds to which the Master Fund commits a specified amount of capital upon inception of the Portfolio Fund (i.e., committed capital) which is then drawn down over a specified period of the Portfolio Fund's life. Such Portfolio Funds generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors. Accordingly, the Master Fund generally holds interests in Portfolio Funds for which there is no active market, although, in some situations, a transaction may occur in the "secondary market" where an investor purchases a limited partner’s existing interest and remaining commitment.

Assumptions used by the Sub-Adviser due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Fund's results of operations and financial condition.

10

NB Crossroads Private Markets Fund V Holdings LP

Notes to the Financial Statements

March 31, 2021

The following table presents the investments carried on the Statement of Assets, Liabilities and Partners’ Capital - Net Assets by level within the valuation hierarchy as of March 31, 2021.

	Level 1	Level 2	Level 3	Net Asset Value	Total
Assets:
Large-cap Buyout	$-	$-	$4,578,936	$54,165,929	$58,744,865
Small and Mid-cap Buyout	-	-	22,882,271	130,630,712	153,512,983
Special Situations	-	-	6,502,175	19,287,055	25,789,230
Venture	-	-	-	40,224,358	40,224,358
Total	$-	$-	$33,963,382	$244,308,054	$278,271,436

Significant Unobservable Inputs

As of March 31, 2021, the Master Fund had investments valued at $278,271,436. The fair value of investments valued at $244,308,054 in the Master Fund's Schedule of Investments have been valued at the unadjusted NAV reported by the managers of the investments.

The classification of an investment within Level 3 is based upon the significance of the unobservable inputs to the overall fair value measurement. The following table summarizes the valuation methodologies and inputs used for investments categorized in Level 3 as of March 31, 2021.

			Unobservable Inputs
Investments	Fair Value 03/31/2021	Valuation Methodologies	Variable	Value/Range	Weighted Average[1]
Large-cap Buyout	$4,578,936	Market Approach	LTM EBITDA	12.6x	N/A

Small and Mid-cap Buyout	16,874,223	Market Approach	LTM EBITDA	9.0x - 16.0x	11.1x

Small and Mid-cap Buyout	6,008,048	Recent transactional value	N/A	N/A	N/A

Special Situations	6,502,175	Market Approach	LTM EBITDA	17.1x - 18.2x	17.7x

Total	$33,963,382

[1] Inputs weighted based on fair value of investments in range.

During the year ended March 31, 2021, purchases of and sales from Level 3 investments were as follows:

Purchases	Sales
$-	$3,510,866

During the year ended March 31, 2021 change in unrealized appreciation and realized gains from Level 3 investments were $12,262,423 and $2,869,802, respectively.

11

NB Crossroads Private Markets Fund V Holdings LP

Notes to the Financial Statements

March 31, 2021

The Master Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. There were no transfers into or out of Level 3 during the year ended March 31, 2021.

The estimated remaining life of the Master Fund’s Portfolio Funds as of March 31, 2021 is one to ten years, with the possibility of extensions by each of the Portfolio Funds.

D. Cash and Cash Equivalents

Cash and cash equivalents consist primarily of cash and short-term investments which are readily convertible into cash and have an original maturity of three months or less. UMB Bank N.A. serves as the Master Fund’s custodian.

Cash and cash equivalents on the Statements of Assets, Liabilities and Partners’ Capital – Net Assets can include deposits in money market accounts, which are classified as Level 1 assets. As of March 31, 2021, the Master Fund held $1,466,777, in an overnight sweep that is deposited into a money market account.

E. Investment Gains and Losses

The Master Fund records distributions of cash or in-kind securities from the Portfolio Funds based on the information from distribution notices when distributions are received. The Master Fund recognizes within the Statement of Operations its share of realized gains or (losses), the Master Fund's change in net unrealized appreciation/(depreciation) and the Master Fund’s share of net investment income or (loss) based upon information received regarding distributions from managers of the Portfolio Funds. The Master Fund may also recognize realized losses based upon information received from the Portfolio Fund managers for write-offs taken in the underlying portfolio. Changes in unrealized appreciation/(depreciation) on investments within the Statement of Operations includes the Master Fund’s share of interest and dividends, realized (but undistributed) and unrealized gains and losses on security transactions, and expenses of each Portfolio Fund.

The Portfolio Funds may make in-kind distributions to the Master Fund and, particularly in the event of a dissolution of a Portfolio Fund, such distributions may contain securities that are not marketable. While the general policy of the Master Fund will be to liquidate such investment and distribute proceeds to Partners, under certain circumstances when deemed appropriate by the Board, a Partner may receive in-kind distributions from the Master Fund.

F. Income Taxes

The Master Fund is treated as a partnership for U.S. federal income tax reporting. Tax basis income and losses are passed through to the individual partners and, accordingly, there is no provision for U.S. federal or state income taxes reflected in these financial statements. The Master Fund has a tax year end of December 31.

Differences arise in the computation of Partners’ capital for financial reporting in accordance with GAAP and Partners’ capital for U.S. federal and state income tax reporting. These differences are primarily due to the fact that unrealized gains and losses are allocated for financial reporting purposes and are not allocated for U.S. federal and state income tax reporting purposes.

12

NB Crossroads Private Markets Fund V Holdings LP

Notes to the Financial Statements

March 31, 2021

The cost of the Portfolio Funds for federal income tax purposes is based on amounts reported to the Master Fund on Schedule K-1 from the Portfolio Funds. As of March 31, 2021, the Master Fund had not received information to determine the tax cost of the investments. Based on the amounts reported to the Master Fund on Schedule K-1 as of December 31, 2020, and after adjustment for purchases and sales between December 31, 2020 and March 31, 2021, the estimated cost of the investments at March 31, 2021, for federal income tax purposes aggregated $180,721,974. The net unrealized appreciation for federal income tax purposes was estimated to be $97,549,462. The net unrealized appreciation consisted of gross unrealized appreciation and gross unrealized depreciation of $99,022,303 and $1,472,841, respectively.

The Master Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Master Fund is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. As of December 31, 2020, the tax years that remain subject to examination by the major tax jurisdictions under the statue of limitations is from the year 2018 forward (with limited exceptions). FASB ASC 740-10, Income Taxes requires the Registered Investment Adviser to determine whether a tax position of the Master Fund is more likely than not to be sustained upon examination by taxing authorities, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. The Registered Investment Adviser has reviewed the Master Fund’s tax positions for the current tax period and has concluded that no provision for taxes is required in the Master Fund’s financial statements for the year ended March 31, 2021. The Master Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Statement of Operations. During the year ended March 31, 2021, the Master Fund did not incur any interest or penalties.

G. Restrictions on Transfers

Interests of the Master Fund (“Interests”) are generally not transferable. No Partner may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any of its Interests without the prior written consent of the Board which may be granted or withheld in the Board’s sole discretion, and in compliance with applicable securities and tax laws.

H. Fees of the Portfolio Funds

Each Portfolio Fund will charge its investors (including the Master Fund) expenses, including asset-based management fees and performance-based fees, which are referred to as an allocation of profits. In addition to the Master Fund level expenses shown on the Master Fund’s Statement of Operations, Partners of the Master Fund will indirectly bear the fees and expenses charged by the Portfolio Funds. These fees are reflected in the valuations of the Portfolio Funds and are not reflected in the ratios to average net assets in the Master Fund’s Financial Highlights.

I. Master Fund Expenses

The Master Fund bears all expenses incurred in the course of business on an accrual basis, including, but not limited to, the following: Advisory Fees (as defined herein); investment related expenses; legal fees; administration; auditing; tax preparation fees; custodial fees; cost of insurance; registration expenses; Independent Directors’ fees (as defined herein); and expenses of meetings of the Board.

13

NB Crossroads Private Markets Fund V Holdings LP

Notes to the Financial Statements

March 31, 2021

J. Foreign Currency Translation

The Master Fund has foreign investments which require the Master Fund to translate these investments into U.S. dollars. For foreign investments for which the functional currency is not the U.S. dollar, the fair values of the investments are translated into the U.S. dollar equivalent using period end exchange rates. The resulting translation adjustments are recorded as unrealized appreciation or depreciation on investments.

Contributed capital to and distributions received from these foreign Portfolio Funds are translated into the U.S. dollar equivalent using exchange rates on the date of the transaction.

Conversion gains and losses resulting from changes in foreign exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. The Master Fund does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates on investment transactions from the fluctuations arising from changes in the fair value of these investments.

3. Advisory Fee, Administration Service Fee and Related Party Transactions

The Registered Investment Adviser provides investment advisory services to the Master Fund and incurs research, travel and other expenses related to the selection and monitoring of Portfolio Funds.  Further, the Registered Investment Adviser provides certain management and administrative services to the Feeder Funds, including providing office space and other support services, maintaining files and records, and preparing and filing various regulatory materials. In consideration for such services, the Master Fund pays the Registered Investment Adviser an investment advisory fee (the "Advisory Fee") quarterly in arrears based on an annual rate of 0.85% following the Master Fund’s Commencement of Operations through the end of year eight and then 0.30% for the remaining life of the Master Fund, in each case based on the Partners’ total capital commitments. For the year ended March 31, 2021, the Master Fund incurred Advisory Fees totaling $2,873,487.

Pursuant to an Administrative and Accounting Services Agreement, the Master Fund retains UMB Fund Services, Inc. (the “Administrator”), a subsidiary of UMB Financial Corporation, to provide administration, custodial, accounting, tax preparation and investor services to the Master Fund. In consideration for these services, the Master Fund pays the Administrator a tiered fee between 0.01% and 0.02%, based on the first day of each calendar quarter’s net assets, subject to a minimum quarterly fee. In accordance with the service level agreement additional fees may be charged for out of scope services and quarterly filings made on behalf of the Master Fund. For the year ended March 31, 2021, the Master Fund incurred administration service fees totaling $159,270.

The Board consists of six directors, each of whom is not an “interested person” of the Master Fund as defined by Section 2(a)(19) of the Investment Company Act (the “Independent Directors”). Currently, the Independent Directors are each paid an annual retainer of $175,000 for serving on the boards of the funds in the fund complex. Compensation to the Board is paid and expensed by the Master Fund on a quarterly basis. The Independent Directors are also reimbursed for out of pocket expenses in connection with providing their services to the Master Fund. For the year ended March 31, 2021, the Master Fund incurred $185,500 in Independent Directors’ fees.

14

NB Crossroads Private Markets Fund V Holdings LP

Notes to the Financial Statements

March 31, 2021

4. Capital Commitments from Partners

At March 31, 2021 and 2020, commitments from Partners totaled $338,057,269 and $338,057,269, respectively. Capital contributions received by the Master Fund with regard to satisfying Partner commitments totaled $190,157,214 and $145,330,820, respectively, which represents approximately 56% and 43% of committed capital at March 31, 2021 and 2020, respectively.

Capital contributions will be credited to Partners’ capital accounts and units will be issued when paid. Capital contributions will be determined based on a percentage of commitments. During the year ended March 31, 2021 and 2020, the Master Fund issued 45,393.69 and 114,085.36 units, respectively.

The net profits or net losses of the Master Fund are allocated to Partners in a manner that takes into account the amount of cash that would be distributed based upon a hypothetical liquidation, such that allocations are based on Partners’ percentage interests, as defined in the Master Fund's LP Agreement.

Distributions shall be made of available cash (net of reserves that the Board deems reasonable) or other net investment proceeds to Partners at such times and in such amounts as determined by the Board of Directors in its sole discretion and in accordance with Partners’ respective percentage interests, as defined in the Master Fund’s LP Agreement. As of March 31, 2021, the Master Fund has not made any distributions to Partners. Distributions from the Master Fund are made in the following priority:

(a) First, to Partners of the Master Fund until they have received a 125% return of all drawn capital commitments; and

(b) Then, a 93.0% - 7.0% split between the Partners and the Special Limited Partner (as defined in Note 1), respectively. The Special Limited Partner will not collect any of the incentive carried interest that it may have earned until after the fourth anniversary of the Final Closing.

Incentive carried interest is accrued based on the net asset value NAV of the Feeder Funds at each quarter-end as an allocation of profits, to the extent there is an amount to be accrued. The Statement of Changes in Partners’ Capital – Net Assets discloses the amount payable and paid to the Special Limited Partner in the period in which it occurs. At March 31, 2021, the accrued and unpaid Incentive Carried Interest was $2,162,642.

15

NB Crossroads Private Markets Fund V Holdings LP

Notes to the Financial Statements

March 31, 2021

5. Capital Commitments of the Master Fund to Investments

As of March 31, 2021, the Master Fund had total capital commitments of $330,833,240 to the investments with remaining unfunded commitments to the investments totaling $137,489,253 as listed below:

Assets:	Unfunded Commitment
Large-cap Buyout	$30,011,762
Small and Mid-cap Buyout	81,669,918
Special Situations	12,814,178
Venture	12,993,395
Total	$137,489,253

6. Description of the Investments

Due to the nature of the Portfolio Funds, the Master Fund generally cannot liquidate its positions in the Portfolio Funds except through distributions from the Portfolio Funds, which are made at the discretion of the Portfolio Funds or sponsor of the Co-Investment. The Master Fund has no right to demand repayment of its investment in the Portfolio Funds or Co-Investments.

The following underlying investments represents 5% or more of Partners’ Capital – Net Assets of the Master Fund.

THL Equity Fund VIII Investors (Automate), L.P. represents 8.02% of Partners’ Capital – Net Assets of the Master Fund as of March 31, 2021. The fund invests in a company that manufactures automated warehousing and storage systems.

3L Capital Fund I, LP represents 5.04% of Partners’ Capital – Net Assets of the Master Fund as of March 31, 2021. The fund seeks to generate appreciation through a portfolio of growth orientated companies.

7. Line of Credit

The Master Fund entered into a revolving line of credit agreement (the “Credit Agreement”) with Bank OZK, dated December 19, 2018, under which the Master Fund can borrow an aggregate principal amount of $25,000,000 for the temporary financing of investments and payment of expenses under the specified terms. The line of credit is secured by the Master Fund’s unfunded Partners’ capital commitments. The Credit Agreement has a maturity date of December 17, 2021.

As of March 31, 2021, there were no outstanding principal owed to the bank by the Master Fund. Interest is charged on the outstanding principal amount at a rate per annum that is the aggregate of the applicable margin and London Interbank Offered Rate (“LIBOR”). Additionally, a commitment fee is charged on the daily unused portion. During the year ended March 31, 2021, the Master Fund had an average outstanding principal of $5,300,000, with an average interest rate of 5.0%. During the year

16

NB Crossroads Private Markets Fund V Holdings LP

Notes to the Financial Statements

March 31, 2021

the Master Fund incurred $51,528 of interest expense, as presented in the Statement of Operations. In relation to entering the Credit Agreement, the Master Fund incurred origination fees and other legal costs (“Financing Costs”). These Financing Costs will be amortized over the term of the loan. During the year ended March 31, 2021, the Master Fund expensed $114,120 of Financing Costs as shown in the Statement of Operations.

8. Indemnifications

In the normal course of business, the Master Fund enters into contracts that provide general indemnifications. The Master Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Master Fund, and therefore cannot be established; however, based on the Registered Investment Adviser’s experience, the risk of loss from such claims is considered remote.

Many of the Portfolio Funds’ partnership agreements contain provisions that allow them to recycle or recall distributions made to the Master Fund. Accordingly, the unfunded commitments disclosed under Note 5 reflect both amounts undrawn to satisfy commitments and distributions that are recallable, as applicable.

9. Concentrations of Market, Credit, Liquidity, Industry, Currency and Capital Call Risk

Due to the inherent uncertainty of valuations, estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The Master Fund’s investments are subject, directly or indirectly, to various risk factors including market, credit, industry, currency and capital call risk. Certain investments are made internationally, which may subject the investments to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions. Market risk represents the potential loss in value of financial instruments caused by movements in market variables, such as interest and foreign exchange rates and equity prices. The Master Fund may have a concentration of investments, as permitted by its registration statement, in a particular industry or sector. Investment performance of the sector may have a significant impact on the performance of the Master Fund. The Master Fund's investments are also subject to the risk associated with investing in private equity securities. The investments in private equity securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Master Fund will be able to realize the value of such investments in a timely manner if at all.

The Master Fund believes that its liquidity and capital resources are adequate to satisfy its operational needs as well as the continuation of its investment program.

If the Master Fund defaults on its commitment or fails to satisfy capital calls, it will be subject to significant penalties, including the complete forfeiture of the Master Fund’s investment in the Portfolio Fund. This may impair the ability of the Master Fund to pursue its investment program, force the Master Fund to borrow or otherwise impair the value of the Master Fund’s investments (including the complete devaluation of the Master Fund). In addition, defaults by Partners on their

17

NB Crossroads Private Markets Fund V Holdings LP

Notes to the Financial Statements

March 31, 2021

commitments to the Master Fund, may cause the Master Fund to, in turn, default on its commitment to a Portfolio Fund. In this case, the Master Fund, and especially the non-defaulting Partners, will bear the penalties of such default as outlined above. While the Registered Investment Adviser has taken steps to mitigate this risk, there is no guarantee that such measures will be sufficient or successful.

10. Other Matters

The outbreak of the novel coronavirus in many countries has, among other things, disrupted global travel and supply chains, and adversely impacted global commercial activity. The impact of the virus may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility, in ways that cannot necessarily be foreseen at the present time. The fluidity of the situation precludes any prediction as to its ultimate impact, which may have a continued effect on the economic and market conditions. Such conditions, which may be across industries, sectors, or geographies, have impacted and may continue to impact the Master Fund’s portfolio companies.

11. Subsequent Events

The Master Fund has evaluated events subsequent to March 31, 2021, through the date these financial statements were issued and has determined that there were no subsequent events that require disclosure.

18

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Report of Independent Registered Public Accounting Firm

To the Partners and Board of Directors

NB Crossroads Private Markets Fund V Holdings LP:

Opinion on the Financial Statements

We have audited the accompanying statement of assets, liabilities and partners’ capital – net assets of NB Crossroads Private Markets Fund V Holdings LP (the Company), including the schedule of investments, as of March 31, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in partners’ capital – net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the two-year period then ended and the period from May 18, 2018 (commencement of operations) through March 31, 2019. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Company as of March 31, 2021, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from May 18, 2018 through March 31, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2021, by correspondence with the underlying fund managers and portfolio companies or by other appropriate auditing procedures where replies from underlying fund managers and portfolio companies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more NB Private Markets/NB Crossroads Private Markets investment companies since 2016.

Boston, Massachusetts

May 28, 2021

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

NB Crossroads Private Markets Fund V Holdings LP
Investment Program (Unaudited)
March 31, 2021

INVESTMENT PROGRAM (UNAUDITED)

Investment Objective and Process

The investment objective of NB Crossroads Private Markets Fund V Holdings LP (the "Master Fund") is to provide attractive risk-adjusted returns to investors ("Investors"). The Master Fund seeks to achieve its investment objective principally by making primary investments (each, a "Primary Investment") in a portfolio of newly formed, third party private equity funds ("Portfolio Funds") managed by various experienced unaffiliated asset managers that generally have an established track record. The Master Fund may also invest, on an opportunistic basis, in "secondary investments" in Portfolio Funds acquired in privately negotiated transactions from investors in these Portfolio Funds typically after the end of the Portfolio Fund's fundraising period (each, a "Secondary Investment") in more mature Portfolio Funds and make opportunistic direct investments in equity or debt securities of portfolio companies alongside Portfolio Funds and other private equity firms (each, a "Co-Investment"). Neuberger Berman Investment Advisers LLC (the "Investment Adviser") believes the coupling of Secondary Investments and Co-Investment activities with Primary Investments should enhance and accelerate investment returns and offers Investors an opportunity to gain exposure to a broad range of private equity investment opportunities in the United States, Europe and emerging markets.

Each of NB Crossroads Private Markets Fund V (TE) Advisory LP, NB Crossroads Private Markets Fund V (TE) LP, NB Crossroads Private Markets Fund V (TI) Advisory LP and NB Crossroads Private Markets Fund V (TI) LP (each, a "Feeder Fund") invests all or substantially all of its assets in the Master Fund. The Master Fund has the same investment objective, investment policies and restrictions as those of the Feeder Funds. This form of investment structure is commonly known as a "master/feeder" structure.

Each of the Feeder Funds and the Master Fund is a non-diversified fund under the Investment Company Act of 1940, as amended. However, the Master Fund generally will not commit more than 25% of the value of total capital commitments ("Commitment") by Investors (measured at the time of the Commitment) in a single Portfolio Fund.

The Investment Adviser serves as investment adviser of the Master Fund. The Investment Adviser has engaged NB Alternatives Advisers LLC (the "Sub-Adviser" and, together with the Investment Adviser, the "Adviser") to make investment decisions on behalf of the Master Fund. The Investment Adviser and the Sub-Adviser are indirect wholly-owned subsidiaries of Neuberger Berman Group LLC. None of the Master Fund, the Feeder Funds or the Adviser guarantees any level of return or risk on investments and there can be no assurance that the Master Fund's investment objective will be achieved.

Principal Risk Factors

Information on the risk factors associated with investments in the Master Fund is incorporated herein by reference from the section entitled "Investment Program – Principal Risk Factors" in NB Crossroads Private Markets Fund V (TI) LP's annual report to shareholders for the fiscal

20

NB Crossroads Private Markets Fund V Holdings LP
Investment Program (Unaudited)
March 31, 2021

year ended March 31, 2021, as filed with the Securities and Exchange Commission (File No. 811-23290) (the "TI Fund Annual Report").

Recent Changes

Information on certain changes since March 31, 2020 is incorporated herein by reference from the section entitled "Investment Program – Recent Changes" in the TI Fund Annual Report.

21

NB Crossroads Private Markets Fund V Holdings LP

Supplemental Information (Unaudited)

March 31, 2021

Proxy Voting and Portfolio Holdings

A description of the Master Fund’s policies and procedures used to determine how to vote proxies relating to the Master Fund’s portfolio securities, as well as information regarding proxy votes cast by the Master Fund (if any) during the most recent twelve month period ended June 30, is available without charge, upon request, by calling the Master Fund at 212-476-8800 or on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. The Master Fund did not receive any proxy solicitations during the year ended March 31, 2021.

The Master Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Master Fund’s N-PORT filings are available in the EDGAR database on the SEC’s website at www.sec.gov or by calling Neuberger Berman at 212-476-8800.

22

NB Crossroads Private Markets Fund V Holdings LP

Board of Directors of the Master Fund (Unaudited)

March 31, 2021

Information pertaining to the Board of Directors of the Master Fund is set forth below.

			Number of
			Funds in Fund
	Term of Office		Complex*
Name, Position(s) Held,	and Length of	Principal Occupation During Past 5	Overseen by	Other Directorships Held by Director During
Address, and Year of Birth	Time Served	Years	Director	Past 5 Years
Disinterested Directors

Virginia G. Breen, Director 1290 Avenue of the Americas New York, NY 10104 (1964)	Term Indefinite – Since Inception	Private investor and board member of certain entities (as listed herein)	19	Director of Jones Lang LaSalle Property Trust, Inc.; Trustee/Director of UBS A&Q Registered Fund Complex (3 funds); Director of Calamos Fund Complex (26 funds); Director of Paylocity Holding Corp.; Director of Tech & Energy Transition Corp.

Alan Brott, Director 1290 Avenue of the Americas New York, NY 10104 (1942)	Term Indefinite – Since Inception	Consultant (since 10/1991); Associate Professor, Columbia University (2000- 2017); Former Partner of Ernst & Young.	19	Manager of Man FRM Alternative Multi-Strategy Fund LLC; Director of Grosvenor Registered Multi- Strategy Funds (3 funds); Director of Hedge Fund Guided Portfolio Solution (part of the Grosvenor complex); Director of Stone Harbor Investment Funds (8 funds), Stone Harbor Emerging Markets Income Fund and Stone Harbor Emerging Markets Total Income Fund.

Victor F. Imbimbo, Jr., Director 1290 Avenue of the Americas New York, NY 10104 (1952)	Term Indefinite – Since Inception	President and CEO of Caring Today, LLC, an information and support resource for the family caregiver market.	19	Manager of Man FRM Alternative Multi-Strategy Fund LLC.

Thomas F. McDevitt, Director 1290 Avenue of the Americas New York, NY 10104 (1956)	Term Indefinite – Since Inception	Managing Partner of Edge wood Capital Partners and President of Edge wood Capital Advisors (5/2002 to present).	19	Director of Jones Lang LaSalle Property Trust, Inc. (12/04 to 06/15).

Stephen V. Murphy, Director 1290 Avenue of the Americas New York, NY 10104 (1945)	Term Indefinite – Since Inception	President of S.V. Murphy & Co, an investment banking firm.	19	Manager of Man FRM Alternative Multi-Strategy Fund LLC; Director of The First of Long Island Corporation and The First National Bank of Long Island.

Thomas G. Yellin, Director 1290 Avenue of the Americas New York, NY 10104 (1954)	Term Indefinite – Since Inception	President of The Documentary Group (since 6/2006).	19	Director of Grosvenor Registered Multi-Strategy Funds (3 funds); Director of Hedge Fund Guided Portfolio Solution (part of the Grosvenor complex); Manager of Man FRM Alternative Multi-Strategy Fund LLC.

* The ‘‘Fund Complex’’ consists of NB Private Markets Fund II (Master) LLC, NB Private Markets Fund II (TI) LLC, NB Private Markets Fund II (TE) LLC, NB Private Markets Fund III (Master) LLC, NB Private Markets Fund III (TI) LLC, NB Private Markets Fund III (TE) LLC, NB Crossroads Private Markets Fund IV (TI) – Client LLC, NB Crossroads Private Markets Fund IV (TE) – Client LLC, NB Crossroads Private Markets Fund IV Holdings LLC, NB Crossroads Private Markets Fund V Holdings LP, NB Crossroads Private Markets Fund V (TE) LP, NB Crossroads Private Markets Fund V (TE) Advisory LP, NB Crossroads Private Markets Fund V (TI) LP, NB Crossroads Private Markets Fund V (TI) Advisory LP, NB Crossroads Private Markets Fund VI Holdings LP, NB Crossroads Private Markets Fund VI LP, NB Crossroads Private Markets Fund VI Advisory LP, NB Crossroads Private Markets Fund VI Custody LP, and NB Crossroads Private Markets Access Fund LLC.

23

NB Crossroads Private Markets Fund V Holdings LP

Officers of the Master Fund (Unaudited)

March 31, 2021

Information pertaining to the officers of the Master Fund is set forth below.

	Position(s)	Term of Office and
	Held with the	Length of Time	Principal Occupation During Past 5
Name, Address* and Age	Company	Served	Years
Officers who are not Directors

James D. Bowden (1953)	Chief Executive Officer and President	Term — Indefinite; Length — since 2018, (previously, Vice President since inception)	Managing Director, NBAA, since 2015. Formerly, Managing Director, Bank of America; Manager and Vice President, Merrill Lynch Alternative Investments LLC (2013-2015); Executive Vice President, Bank of America Capital Advisors LLC (1998-2013).

Claudia A. Brandon (1956)	Executive Vice President and Secretary	Term — Indefinite; Length — since inception	Senior Vice President, Neuberger Berman LLC, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004. Formerly, Vice President, Neuberger Berman LLC (2002-2006), Vice President – Mutual Fund Board Relations, NBIA (2000- 2008), Vice President, NBIA (1986-1999) and Employee (1984-1999).

Mark Bonner (1977)	Treasurer	Term — Indefinite; Length — since 2020, (previously, Assistant Treasurer since inception)	Senior Vice President, NBAA, since 2015. Formerly, Senior Vice President, Bank of America; Merrill Lynch Alternative Investments LLC (2006-2015); Manager, Advent International Corporation (2004- 2006); Senior Associate, Price waterhouseCoopers LLP (1999- 2004).

Sarah Doane (1989)	Assistant Treasurer	Term — Indefinite; Length — since 2020	Assistant Vice President, Neuberger Berman LLC, since 2016. Formerly Internal Auditor, Arbella Insurance Group (2015- 2016), Associate, Price waterhouseCoopers (2012-2015)

Savonne Ferguson (1973)	Chief Compliance Officer	Term — Indefinite; Length — since 2018	Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since 2018; Senior Vice President, Neuberger Berman LLC, since 2018. Formerly, Vice President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014).

24

NB Crossroads Private Markets Fund V Holdings LP

Officers of the Master Fund (Unaudited)

March 31, 2021

Information pertaining to the officers of the Master Fund is set forth below.

	Position(s)	Term of Office and
	Held with the	Length of Time	Principal Occupation During Past 5
Name, Address* and Age	Company	Served	Years
Officers who are not Directors

Corey A. Issing (1978)	Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)	Term — Indefinite; Length — since inception	General Counsel and Head of Compliance– Mutual Funds since 2016 and Managing Director, NBIA, since 2017. Formerly, Associate General Counsel (2015-2016), Counsel (2007-2015), Senior Vice President (2013-2016), Vice President (2009-2013).

Sheila James (1965)	Assistant Secretary	Term — Indefinite; Length — since inception	Vice President, Neuberger Berman LLC, since 2008 and Employee since 1999; Vice President, NBIA, since 2008. Formerly, Assistant Vice President, Neuberger Berman LLC (2007-2008); Employee, NBIA (1991-1999).

Brian Kerrane (1969)	Vice President	Term — Indefinite; Length — since inception	Managing Director, Neuberger Berman LLC, since 2013; Chief Operating Officer – Mutual Funds and Managing Director, NBIA, since 2015. Formerly, Senior Vice President, Neuberger Berman LLC (2006 to 2014), Vice President, NBIA (2008-2015) and Employee since 1991.

Josephine Marone (1963)	Assistant Secretary	Term — Indefinite; Length — since inception	Senior Paralegal, Neuberger Berman LLC, since 2007 and Employee since 2007.

Brien Smith (1957)	Vice President	Term — Indefinite; Length — since 2017	Managing Director, NBAA, since 2005. Chief Operating Officer of NB Private Equity Division since 2017.

* The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104, except for James D. Bowden, Mark Bonner, and Sarah Doane whose business address is 53 State Street, 13th Floor, Boston, MA 02109; and Brien Smith whose business address is 325 North Saint Paul St. 49th Floor Dallas, TX 75201.

All officers of the Master Fund are employees and/or officers of the Registered Investment Adviser. Officers of the Master Fund are elected by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. The information presented in this report is current as of the date noted, is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in the Master Fund. This is not, and under no circumstances is to be construed as, an offer to sell or a solicitation to buy any of the securities or investments referenced, nor does this information constitute investment advice or recommendations with respect to any of the securities or investments used. Past performance is no guarantee of future results. Additional information is available upon request.

25

(b) Not applicable to the Registrant.

Item 2. Code of Ethics.

The Registrant (or the “Fund”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there were no substantive amendments to or waivers from the code of ethics. A copy of the Code of Ethics is incorporated by reference to NB Private Markets Fund II (Master) LLC’s Form N-CSR, Investment Company Act file number 811-22476 (filed June 09, 2020). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.

The Board of Directors (the “Board”) of the Registrant has determined that Alan Brott and Stephen V. Murphy possess the technical attributes to qualify as the audit committee's financial experts and that each of them is an "independent" Director pursuant to paragraph (a)(2) of Item 3 on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

KPMG, LLP serves as independent registered public accounting firm to the Registrant.

(a) Audit Fees

The aggregate fees, billed for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements and security counts required under Rule 17f-2 of the Investment Company Act of 1940 (the "1940 Act") for the fiscal years ended March 31, 2020 and March 31, 2021 were $15,800 and $16,250, respectively.

(b) Audit-Related Fees

There were no audit-related services provided by the principal accountant to the Registrant for the last fiscal year.

(c) Tax Fees

The principal accountant for the audit of the Registrant's annual financial statements billed no fees for tax compliance, tax advice or tax planning services to the Registrant during the last fiscal year.

(d) All Other Fees

The principal accountant billed no other fees to the Registrant during the last fiscal year.

(e) (1) During its regularly scheduled periodic meetings, the Registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant. The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any such pre-approved fees are presented to the audit committee at its next regularly scheduled meeting.

(e) (2) None of the services described in paragraphs (b)-(d) above were approved by the Registrant’s audit committee pursuant to the “de minimis exception” in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The amount of non-audit fees that were billed by the Registrant's accountant for services rendered to:

(i) the Registrant, and (ii) the Registrant's investment adviser and any control person of the adviser that provides ongoing services to the Registrant for the fiscal years ended March 31, 2020 and March 31, 2021 were $0 and $0, respectively.

The amount of non-audit fees that were billed by the Registrant's accountant for services rendered to: (i) the Registrant, and (ii) the Registrant's investment adviser and any control person of the adviser that provides ongoing services to the Registrant for the fiscal years ended March 31, 2020 and March 31, 2021 were $0 and $0, respectively.

(h) The Registrant's audit committee has considered whether the provision of non-audit services that may be rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) The Schedule of Investments is included as part of the report to partners filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Subject to the Board’s oversight, the Registrant has delegated responsibility to vote any proxies the Registrant may receive to the Investment Adviser, Neuberger Berman Investment Advisers LLC (“NBIA”).

NBIA is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its members. The Board permits NBIA to contract with a third party to obtain proxy voting and related services, including research of current issues.

NBIA has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NBIA votes proxies prudently and in the best interest of its advisory clients for whom NBIA has voting authority, including the Registrant. The Proxy Voting Policy also describes how NBIA addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NBIA’s Governance and Proxy Committee (“Proxy Committee”) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendor as a voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NBIA utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NBIA’s voting guidelines or, in instances where a material conflict has been determined to exist, in accordance with the voting recommendations of Glass Lewis.

NBIA retains final authority and fiduciary responsibility for proxy voting. NBIA believes that this process is reasonably designed to address material conflicts of interest that may arise between NBIA and a client as to how proxies are voted.

In the event that an investment professional at NBIA believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NBIA’s proxy voting guidelines, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NBIA and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional would not be appropriate, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Information on how the Registrant voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Registrant toll-free at 866-637-2587 or by accessing the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Member - As of March 31, 2021:

Neuberger Berman Private Equity’s investment team is responsible for the day-to-day management of the Fund and, along with other members of NB Private Equity, serves as the day-to-day interface with the members of the Investment Committee, which serve as the Fund’s Portfolio Fund Managers. The Investment Committee and other senior private equity investment personnel also have responsibility for managing private equity investments made on behalf of third-party investors, sourcing new investment opportunities, performing due diligence on all new investment opportunities and monitoring existing investments.

The Investment Committee is responsible for the development, selection, and ongoing monitoring and realization of investments:

James Bowden is a Managing Director of Neuberger Berman. Previously, Mr. Bowden was a Managing Director at Bank of America / Merrill Lynch, managing the group’s private equity fund of funds business since its inception in 1998. In that capacity he led the private placement capital raising activities, directed investment origination and has ongoing management and administration responsibilities for the Bank of America fund of funds business. Mr. Bowden’s career covers a variety of private equity, commercial banking and management consulting positions. Prior to joining Bank of America / Merrill Lynch, he served as the manager of the Chicago office of Corporate Credit Examination Services for Continental Bank, where he had responsibility for the independent oversight of the Private Equity Investing and Midwest Commercial Banking Division. Earlier in his career, he was a Managing Consultant in the Financial Advisory Services practice of Coopers & Lybrand, specializing in corporate turnarounds and previously focused on commercial lending and problem loan workouts during his time at Continental Bank, Citicorp and the American National Bank of Chicago. Mr. Bowden received his M.B.A. and B.B.A. from the University of Michigan. Mr. Bowden is a Certified Public Accountant.

John P. Buser is a Managing Director of Neuberger Berman and Executive Vice Chairman of NB Alternatives. He is also a member of the Private Investment Portfolios, Co Investment, Latin America Private Equity, Northbound and Secondary Investment Committees. Before joining Neuberger Berman in 1999, Mr. Buser was a partner at the law firm of Akin, Gump, Strauss, Hauer & Feld, L.L.P., where he had extensive experience in the practice of domestic and international income taxation during his 17 year tenure. Mr. Buser was admitted to the State Bar of Texas in 1982 after receiving his J.D. from Harvard Law School. Prior to attending law school, Mr. Buser graduated summa cum laude with a B.S. in accounting from Kansas State University.

Kent Chen is a Managing Director of Neuberger Berman and leader of the firm’s private equity efforts in the Asia Pacific region. He is also a member of the Private Investment Portfolios and Co-Investment Investment Committees. Mr. Chen joined Neuberger Berman in May 2015 from the Hong Kong Monetary Authority (“HKMA”) after 17 years in central banking in various positions including Deputy Chief Representative of the HKMA’s New York Office and Advisor to the Executive Director for China at the International Monetary Fund in Washington D.C. Beginning in 2008, Mr. Chen helped to establish the HKMA’s private equity program, comprising of global buyout, Asia private equity and global energy investments. Before joining the HKMA in 1998, Mr. Chen was Head of China Research at Daiwa Securities in Hong Kong covering the Chinese stocks market with a focus on infrastructure, energy and power equipment stocks. Mr. Chen has been awarded the Chartered Financial Analyst designation and earned a Master of M.P.A from Columbia University, M.B.A from University of Hull and Bachelor of Science in Economics from University of London.

Michael Kramer is a Managing Director of Neuberger Berman. He is a member of the Co-Investment, Credit Opportunities, Marquee Brands and Private Investment Portfolios Investment Committees as well as a member of the Board of Directors for Marquee Brands. Before joining Neuberger Berman in 2006, Mr. Kramer was a vice president at The Cypress Group, a private equity firm with $3.5 billion under management. Prior thereto, he worked as an analyst at PaineWebber Incorporated. Mr. Kramer holds an M.B.A. from Harvard Business School and a B.A., cum laude, from Harvard College.

John H. Massey is the Chairman of the Neuberger Berman Private Investment Portfolios Investment Committee. He is also a member of the Co-Investment Investment Committee. In 1996, Mr. Massey was elected as one of the original members of the board of directors of the PineBridge Fund Group. Mr. Massey is active as a private investor and corporate director. Previously, he was Chairman and CEO of Life Partners Group, Inc., a NYSE listed company. Over the last 35 years, Mr. Massey has also served in numerous executive leadership positions with other publicly held companies including Gulf Broadcast Corporation, Anderson Clayton & Co., and Gulf United Corporation. He began his career in 1966 with Republic National Bank of Dallas as an investment analyst. Mr. Massey currently serves on the boards of several financial institutions, including Central Texas Bankshare Holdings, and Hill Bancshares Holdings, Inc., among others. He is also the principal shareholder of Columbus State Bank in Columbus, Texas and Hill Bank and Trust Company in Weimar, Texas. Mr. Massey received the Most Distinguished Alumnus award from SMU’s Cox School of Business in 1993. In 2009, he and Mrs. Massey were jointly named Most Distinguished Alumnus by The University of Texas from the Dallas/Fort Worth area. He currently serves as Chair of the Board of Trustees of the University of Texas School of Law and as an Advisory Board Member of the McCombs School of Business at The University of Texas. He is also active in oil and gas, agricultural and wildlife conservation activities in Colorado County and Matagorda County, Texas. Mr. Massey received a B.B.A. from Southern Methodist University and an M.B.A. from Cornell University. He also earned an L.L.B. from The University of Texas at Austin. He received his Chartered Financial Analyst designation and has been a member of the State Bar of Texas since 1966.

David Morse is a Managing Director of Neuberger Berman, and is the Global Co-Head of Private Equity Co-Investments. He is also a member of Co-Investment, Private Debt and Private Investment Portfolios Investment Committees. Mr. Morse is currently a Board Observer of Salient Solutions, Behavioral Health Group, Taylor Precision Investments, Gabriel Brothers’ Stores, and Extraction Oil and Gas, all of which are portfolio companies of our dedicated co-investment funds. Mr. Morse joined Lehman Brothers in 2003 as a Managing Director and principal in the Merchant Banking Group where he helped raise and invest Lehman Brothers Merchant Banking Partners III L.P. Prior to joining Lehman Brothers, Mr. Morse was a founding Partner of Hampshire Equity Partners (and its predecessor entities). Founded in 1993, Hampshire is a middle-market private equity and corporate restructuring firm with $825 million of committed capital over three private equity funds. Prior to Hampshire, Mr. Morse worked in GE Capital’s Corporate Finance Group providing one-stop financings to middle-market buyouts. Mr. Morse began his career in 1984 in Chemical Bank’s middle-market lending group. Mr. Morse holds an M.B.A. from the Tuck School of Business at Dartmouth College and a B.A. in Economics from Hamilton College. Mr. Morse is a member of the M.B.A. Advisory Board of the Tuck School, a member of the Alumni Council of Hamilton College, and a member of the Board of Trustees of the Berkshire School.

Joana P. Rocha Scaff is a Managing Director of Neuberger Berman, Head of Europe Private Equity and a member of the Co-Investment, Latin America Private Equity and Private Investment Portfolios Investment Committees. Previously, Ms. Scaff worked in investment banking covering primarily the telecommunications, media and information services sectors. Ms. Scaff worked in the investment banking division of Lehman Brothers, and prior to that at Citigroup Global Markets and Espirito Santo Investment. She advised on corporate transactions including mergers and acquisitions, financial restructurings and public equity and debt offerings in the United States, Europe and Brazil. Ms. Scaff received her M.B.A. from Columbia Business School and her B.A. in Business Management and Administration from the Universidade Catolica of Lisbon. Ms. Scaff is a member of the LP Committee of the BCVA – British Private Equity & Venture Capital Association.

Jonathan D. Shofet is the Global Head of the Firm’s Private Investment Portfolios group and is a Managing Director of Neuberger Berman. He is also a member of the Private Investment Portfolios and Co-Investment Investment Committees. Prior to joining Neuberger Berman in 2005, Mr. Shofet was a member of the Lehman Brothers Private Equity division, focusing on mid-through late-stage equity investments primarily in the technology, communications and media sectors. Prior to that, Mr. Shofet was a member of the Lehman Brothers Investment Banking division, where he focused on public and private financings, as well as strategic advisory in the real estate, technology and utility sectors. Mr. Shofet sits on the Limited Partner Advisory Boards of a number of funds including those managed by Amulet Capital, Beacon Capital Partners, Castlelake Airline Credit and Credit Strategies, Cerbeus Institutional Partners, Clearlake Capital, ComVest Investment Partners, DFW Capital, Monomoy Capital Partners, Platinum Equity, Siris Partners, Tengram Capital Partners, Thomas H. Lee Partners and Vector Capital Partners. He is also a Board Observer for several private companies. Mr. Shofet holds a B.A. from Binghamton University, where he graduated summa cum laude, Phi Beta Kappa.

Brien P. Smith is a Managing Director of Neuberger Berman and the Chief Operating Officer of the Neuberger Berman Private Equity Division. He is also a member of the Private Investment Portfolios, Co-Investment, Latin America Private Equity and Private Debt Investment Committees. Mr. Smith sits on the Limited Partner Advisory Boards of a number of investment relationships on behalf of Neuberger Berman funds. Prior to joining Neuberger Berman in 2001, Mr. Smith worked in the middle market private equity firm Mason Best Company, L.P., and its affiliates. While at Mason Best, Mr. Smith served in a number of roles, including executing private equity investments and dispositions, arranging transaction financing and restructuring underperforming investments. Mr. Smith began his career at Arthur Andersen & Co. where he focused on the financial services sector in the southwest. Mr. Smith sits on the Red McCombs School of Business Advisory Council at the University of Texas at Austin. He is also a director of National Autotech Inc. and has also served on a number of other boards of directors. Mr. Smith received a Master’s in Professional Accounting and a B.B.A. from the University of Texas at Austin.

David S. Stonberg is a Managing Director of Neuberger Berman and is the Global Co-Head of Private Equity Co-Investments. He is also a member of the Co-Investment, Private Investment Portfolios, Renaissance and Secondary Investment Committees. Before joining Neuberger Berman in 2002, Mr. Stonberg held several positions within Lehman Brothers’ Investment Banking Division including providing traditional corporate and advisory services to clients as well as leading internal strategic and organizational initiatives for Lehman Brothers. Mr. Stonberg began his career in the Mergers and Acquisitions Group at Lazard Frères. Mr. Stonberg is also a member of the Neuberger Berman Risk Committee. Mr. Stonberg holds an M.B.A. from the Stern School of New York University and a B.S.E. from the Wharton School of the University of Pennsylvania.

Anthony D. Tutrone is the Global Head of Neuberger Berman Private Equity and a Managing Director of Neuberger Berman. He is a member of all Neuberger Berman Private Equity’s Investment Committees. Mr. Tutrone is a member of Neuberger Berman's Partnership, Operating, and Asset Allocation Committees. Prior to starting at Neuberger Berman, from 1994 to 2001, Mr. Tutrone was a Managing Director and founding member of The Cypress Group, a private equity firm focused on middle market buyouts with approximately $3.5 billion in assets under management. Mr. Tutrone began his career at Lehman Brothers in 1986, starting in Investment Banking and in 1987 becoming one of the original members of the firm’s Merchant Banking Group. This group managed a $1.2 billion private equity fund focused on middle market buyouts. He has been a member of the board of directors of several public and private companies and has sat on the advisory boards of several private equity funds. Mr. Tutrone earned an M.B.A. from Harvard Business School and a B.A. in Economics from Columbia University.

Peter J. Von Lehe is the head of Investment Solutions and Strategy and is a Managing Director of Neuberger Berman. He is also a member of the Athyrium, Private Investment Portfolios, Co-Investment, Marquee Brands and Renaissance Investment Committees. Mr. von Lehe sits on the Limited Partner Advisory Boards of a number of investment relationships globally on behalf of Neuberger Berman funds. Previously, Mr. von Lehe was a Managing Director and Deputy Head of the Private Equity Fund of Funds unit of Swiss Re Company. There, Mr. von Lehe was responsible for investment analysis and product structuring and worked in both New York and Zurich. Before that, he was an attorney with the law firm of Willkie Farr & Gallagher LLP in New York focusing on corporate finance and private equity transactions. He began his career as a financial analyst for a utility company, where he was responsible for econometric modeling. Mr. von Lehe received a B.S. with Honors in Economics from the University of Iowa and a J.D. with High Distinction, from the University of Iowa College of Law. He is a member of the New York Bar.

Jacquelyn Wang is a Managing Director of Neuberger Berman and a member of the Private Investment Portfolios and Co-Investment Investment Committees. She joined Neuberger Berman in 2007 focusing on direct co-investments, primary fund investments and secondary investments. Prior to joining Neuberger Berman, Ms. Wang worked in Corporate Development at Verizon Communications focused on corporate M&A. Previously, Ms. Wang worked at Spectrum Equity Investors, where she was responsible for sourcing, executing and evaluating buyout and growth equity investments in media, technology and telecom. Ms. Wang began her career in the investment banking division of Lehman Brothers advising on corporate transactions in the communications and media industries. Ms. Wang received an MBA from The Wharton School of the University of Pennsylvania and a BA with honors from The Johns Hopkins University.

Patricia Miller Zollar is a Managing Director of Neuberger Berman.  Within the alternatives business, she is responsible for managing a bespoke Co-Investment Separate Account and leading the NorthBound Emerging Managers Private Equity Fund, a private equity fund which invests in private equity partnership interests and co-investments. She is also a member of the Co-Investment, Private Investment Portfolios, and NorthBound Investment Committees.  Before the management buyout of Neuberger, Ms. Zollar co-headed and co-founded the Lehman Brothers Partnership Solutions Group (“PSG”), a Wall Street business focused on developing strategic opportunities with women- and minority-owned financial services firms. The innovation of the Partnership Solutions Group was chronicled in a case study for the Harvard Business School. Before rejoining Lehman Brothers in 2004, Ms. Zollar was a vice president in the Asset Management Division of Goldman Sachs.  Ms. Zollar began her career as a Certified Public Accountant in the Audit Division of Deloitte & Touche. She received her MBA from Harvard Business School and her B.S., with highest distinction, from North Carolina A&T State University, where she formerly served as Chairperson of the Board of Trustees and is the recipient of an honorary Doctorate degree. Ms. Zollar is a member of the Executive Leadership Council and serves on the executive board of the National Association of Investment Companies and The Apollo Theater.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member - As of March 31, 2021:

The following tables set forth information about funds and accounts other than the Registrant for which a member of the Portfolio Management Team is primarily responsible for the day-to-day portfolio management as of March 31, 2021, unless indicated otherwise. Registered investment companies in a “master-feeder” structure are counted as one investment company for purposes for determining the number of accounts managed.

James D. Bowden

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
7	$1,485,030,039	5	$1,380,000,500	0	$0

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance- Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
7	$1,485,030,039	5	$1,380,000,500	0	$0

Kent Chen

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
7	$1,485,030,039	25	$16,669,344,940	101	$29,447,557,364

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance- Based Fees	Number with Performance-Based Fees	Total Assets with Performance- Based Fees	Number with Performance-Based Fees	Total Assets with Performance- Based Fees
7	$1,485,030,039	25	$16,669,344,940	101	$29,447,557,364

John P. Buser

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
7	$1,485,030,039	27	$21,169,804,940	102	$29,522,557,364

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance- Based Fees	Number with Performance-Based Fees	Total Assets with Performance- Based Fees	Number with Performance-Based Fees	Total Assets with Performance- Based Fees
7	$1,485,030,039	27	$21,169,804,940	102	$29,522,557,364

Michael Kramer

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
7	$1,485,030,039	25	$16,669,344,940	101	$29,447,557,364

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance- Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
7	$1,485,030,039	25	$16,669,344,940	101	$29,447,557,364

John H. Massey

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
7	$1,485,030,039	25	$16,669,344,940	101	$29,447,557,364

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance- Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
7	$1,485,030,039	25	$16,669,344,940	101	$29,447,557,364

David Morse

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
7	$1,485,030,039	25	$16,669,344,940	101	$29,447,557,364

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance- Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
7	$1,485,030,039	25	$16,669,344,940	101	$29,447,557,364

Joana P. Rocha Scaff

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
7	$1,485,030,039	27	$19,157,109,492	102	$29,548,157,364

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance- Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
7	$1,485,030,039	27	$19,157,109,492	102	$29,548,157,364

Jonathan D. Shofet

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
7	$1,485,030,039	25	$16,669,344,940	101	$29,447,557,364

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance- Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
7	$1,485,030,039	25	$16,669,344,940	101	$29,447,557,364

Brien P. Smith

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
7	$1,485,030,039	25	$16,669,344,940	101	$29,447,557,364

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance- Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
7	$1,485,030,039	25	$16,669,344,940	101	$29,447,557,364

David S. Stonberg

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
7	$1,485,030,039	28	$22,321,738,693	95	$28,357,257,364

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance- Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
7	$1,485,030,039	28	$22,321,738,693	95	$28,357,257,364

Anthony D. Tutrone

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
7	$1,485,030,039	28	$22,321,738,693	95	$28,357,257,364

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance- Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
7	$1,485,030,039	28	$22,321,738,693	95	$28,357,257,364

Peter J. Von Lehe

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
7	$1,485,030,039	25	$16,669,344,940	101	$29,447,557,364

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance- Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
7	$1,485,030,039	25	$16,669,344,940	101	$29,447,557,364

Jacquelyn Wang

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
7	$1,485,030,039	25	$16,669,344,940	101	$29,447,557,364

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance- Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
7	$1,485,030,039	25	$16,669,344,940	101	$29,447,557,364

Patricia Miller Zollar

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
7	$1,485,030,039	25	$16,669,344,940	101	$29,447,557,364

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance- Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
7	$1,485,030,039	25	$16,669,344,940	101	$29,447,557,364

Potential Conflicts of Interests

Real, potential or apparent conflicts of interest may arise should members of the Portfolio Management Team have day-to-day portfolio management responsibilities with respect to more than one fund. Portfolio Management Team members may manage other accounts with investment strategies similar to the Registrant, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Investment Adviser may vary among these accounts and Portfolio Management Team members may personally invest in these accounts. These factors could create conflicts of interest because the Portfolio Management Team members may have incentives to favor certain accounts over others, that could result in other accounts outperforming the Registrant. A conflict may also exist if a Portfolio Management Team member identifies a limited investment opportunity that may be appropriate for more than one account, but the Registrant is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a Portfolio Management Team member may execute transactions for another account that may adversely impact the value of securities held by the Registrant. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Management Team members are generally managed in a similar fashion and the Investment Adviser has policies that seek to allocate opportunities on a fair and equitable basis, taking into consideration the investment objectives and strategies and any legal, tax or regulatory considerations.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members - As of March 31, 2021:

Neuberger Berman’s compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for the Fund’s Portfolio Management Team consists of fixed (salary) and variable (bonus) compensation but is more heavily weighted on the variable portion of total compensation and is paid from a team compensation pool made available to the portfolio management team with which the portfolio manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The bonus portion of the compensation for a portfolio manager is discretionary and is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman.

The terms of our long-term retention incentives are as follows:

•	Employee-Owned Equity. Certain employees (i.e., senior leadership and investment professionals) participate in Neuberger Berman’s equity ownership structure, which was designed to incentivize and retain key personnel.

In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity.

For confidentiality and privacy reasons, Neuberger Berman cannot disclose individual equity holdings or program participation.

•	Contingent Compensation. Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio.

•	Restrictive Covenants. Most investment professionals, including Portfolio Fund Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions.

(a)(4) Disclosure of Securities Ownership.

As of March 31, 2021, no Portfolio Management Team member owned any interest in the Registrant.

(b) Not applicable.

Item 9. Purchase of Equity Securities By Close-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which partners may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures, as required by Rule 30a-3(b) of the 1940 Act.

(b) There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The Fund did not engage in any securities lending activity during the fiscal year ended March 31, 2021.

(b) The Fund did not engage in any securities lending activity and did not engage a securities lending agent during the fiscal year ended March 31, 2021.

Item 13. Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to NB Private Markets Fund II (Master) LLC’s Form N-CSR, Investment Company Act file number 811-22476 (filed June 09, 2020).

(a)(2)	Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(a) under the 1940 Act are filed herewith.

(a)(3)	Not applicable

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act is furnished herewith.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NB Crossroads Private Markets Fund V (TE) LP

By:	/s/ James Bowden
James Bowden
Chief Executive Officer and President
Date: June 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James Bowden
James Bowden
Chief Executive Officer and President
(Principal Executive Officer)
Date: June 7, 2021

By:	/s/ Mark Bonner
Mark Bonner
Treasurer
(Principal Financial Officer)
Date: June 7, 2021